                                SUBJECT TO CHANGE

All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $1,358,675,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                        CLASSES A-1, A-2, A-3, A-4, A-5,
                    A-PB, A-6, A-MFL, A-MFX, A-J, B, C AND D

--------------------------------------------------------------------------------

                                 SERIES 2005-C19

--------------------------------------------------------------------------------

                                    JUNE 2005

                              Mortgage Loan Seller
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                              CLARION PARTNERS, LLC

                           [WACHOVIA SECURITIES LOGO]

CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------

   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   JUNE 8, 2005.

ISSUE TYPE             Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                       Class A-4, Class A-5, Class A-PB, Class A-6, Class A-MFL,
                       Class A-MFX, Class A-J, Class B, Class C and Class D
                       Certificates (the "Offered Certificates") are offered
                       publicly. All other Certificates will be privately placed
                       to qualified institutional buyers or to institutional
                       accredited investors.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-Off Date, which is June 4, 2005, with
                       respect to 1 Mortgage Loan and June 11, 2005, with
                       respect to 91 of the mortgage loans. All percentages
                       presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 92 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate principal balance as
                       of the Cut-Off Date of $1,614,545,341 (the "Cut-Off Date
                       Pool Balance"), subject to a variance of plus or minus
                       5%. The Mortgage Loans are secured by 99 properties (the
                       "Mortgaged Properties") located throughout 26 states. The
                       Mortgage Pool will be deemed to consist of 2 loan groups
                       ("Loan Group 1" and "Loan Group 2", and collectively, the
                       "Loan Groups"). Loan Group 1 will consist of (i) all of
                       the Mortgage Loans that are not secured by Mortgaged
                       Properties that are multifamily properties and (ii) 6
                       Mortgage Loans that are secured by Mortgaged Properties
                       that are multifamily properties. Loan Group 1 is expected
                       to consist of 81 Mortgage Loans, with an aggregate
                       principal balance as of the Cut-Off Date of
                       $1,487,839,573 (the "Cut-Off Date Group 1 Balance"). Loan
                       Group 2 will consist of 11 Mortgage Loans that are
                       secured by Mortgaged Properties that are multifamily
                       properties, with an aggregate principal balance as of the
                       Cut-Off Date of $126,705,768 (the "Cut-Off Date Group 2
                       Balance", and collectively with the Cut-Off Date Group 1
                       Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR              Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLER   Wachovia Bank, National Association

UNDERWRITERS           Wachovia Capital Markets, LLC, Citigroup Global Markets
                       Inc. and Credit Suisse First Boston LLC.

TRUSTEE                Wells Fargo Bank, N.A.

MASTER SERVICER        Wachovia Bank, National Association

SPECIAL SERVICER       Clarion Partners, LLC

SWAP COUNTERPARTY      Wachovia Bank, National Association

RATING AGENCIES        Standard & Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc.
                       ("Fitch").

DENOMINATIONS          $10,000 minimum for Offered Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CLOSING DATE           On or about        , 2005.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The fourth business day following the related
                       Determination Date, commencing in July 2005.

DETERMINATION DATE     The 11th day of each month, or if such 11th day is not a
                       business day, the next succeeding business day,
                       commencing, with respect to the Offered Certificates, in
                       July 2005.

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its
                       Pass-Through Rate for such Distribution Date on the
                       outstanding Certificate Balance of such Class. The fixed
                       interest payments on the Class A-MFL Regular Interest
                       will be converted under a swap contract to a floating
                       rate interest payment to the Class A-MFL Certificates, as
                       described in the preliminary prospectus supplement.
                       Interest will be distributed on each Distribution Date in
                       sequential order of Class designations with the Class
                       A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class
                       A-5, Class A-PB, Class A-6, Class X-C and X-P
                       Certificates ranking pari passu in entitlement to
                       interest.

                       The Offered Certificates (other than the Class A-MFL
                       Certificates) and the Class A-MFL Regular Interest will
                       accrue interest on the basis of a 360-day year consisting
                       of twelve 30-day months. The Class A-MFL Certificates
                       will accrue interest on the basis of a 360-day year and
                       the actual number of days in the related interest accrual
                       period, provided that if the pass-through rate converts
                       to a fixed rate, the Class A-MFL Certificates will accrue
                       interest on the same basis as the Class A-MFL Regular
                       Interest.

                       The interest accrual period with respect to any
                       Distribution Date and any Class of Offered Certificates
                       (other than the Class A-MFL Certificates) and the Class
                       A-MFL Regular Interest is the calendar month preceding
                       the month in which the Distribution Date occurs. The
                       interest accrual period with respect to the Class A-MFL
                       Certificates is the period from and including the
                       Distribution Date in the month preceding the month in
                       which the related Distribution Date occurs (or, in the
                       case of the first Distribution Date, the Closing Date) to
                       but including the related Distribution Date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL              Principal will be distributed on each Distribution Date
  DISTRIBUTIONS        in accordance with the priorities set forth in
                       "DESCRIPTION OF THE CERTIFICATES--Distributions" in the
                       preliminary prospectus supplement. Generally, the Class
                       A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
                       A-PB and Class A-6 Certificates will only be entitled to
                       receive distributions of principal collected or advanced
                       in respect of Mortgage Loans in Loan Group 1 until the
                       Certificate Balance of the Class A-1A Certificates has
                       been reduced to zero, and the Class A-1A Certificates
                       will only be entitled to receive distributions of
                       principal collected or advanced in respect of Mortgage
                       Loans in Loan Group 2 until the Certificate Balance of
                       the Class A-6 Certificates has been reduced to zero. If,
                       due to losses, the Certificate Balances of the Class
                       A-MFL Regular Interest and the Class A-MFX through Class
                       P Certificates are reduced to zero, but any two or more
                       of the the Class A-1, Class A-1A, Class A-2, Class A-3,
                       Class A-4, Class A-5, Class A-PB and Class A-6
                       Certificates remain outstanding, payments of principal
                       (other than distributions of principal otherwise
                       allocable to reduce the Certificate Balance of the Class
                       A-PB Certificates to their planned principal amount) to
                       the Class A-1, Class A-1A, Class A-2, Class A-3, Class
                       A-4, Class A-5, Class A-PB and Class A-6 Certificates
                       will be made on a pro rata basis. The Class X-C and Class
                       X-P Certificates will not be entitled to distributions of
                       principal.

CLASS CT-1 AND CLASS   The Class CT-1 and Class CT-2 Certificates will only be
  CT-2                 entitled to receive distributions of principal and
                       interest with respect to the Centennial Tower Senior
                       Non-Pooled Component and the Centennial Tower Junior
                       Non-Pooled Component, respectively (see "Twenty Largest
                       Mortgage Loans--Centennial Tower" herein), and amounts
                       received with respect to the Centennial Tower Senior
                       Non-Pooled Component or the Centennial Tower Junior
                       Non-Pooled Component will not be available for
                       distributions on the other Classes of Certificates.

LOSSES                 Realized Losses and Additional Trust Fund Expenses, if
                       any, will be allocated to the Class P, Class O, Class N,
                       Class M, Class L, Class K, Class J, Class H, Class G,
                       Class F, Class E, Class D, Class C, Class B, Class A-J
                       Certificates, in that order, and then, pro rata, to the
                       Class A-MFX Certificates and the Class A-MFL Regular
                       Interest, and then, pro rata, to the Class A-1, Class
                       A-1A, Class A-2, Class A-3, Class A-4, Class A-5, Class
                       A-PB and Class A-6 Certificates; provided, however, that
                       (a) Realized Losses and Additional Trust Fund Expenses on
                       the Centennial Tower Senior Non-Pooled Component will be
                       allocated, first, to the Class CT-1 Certificates and then
                       to the Other Classes of Certificates as indicated above,
                       and (b) Realized Losses and Additional Trust Fund
                       Expenses on the Centennial Tower Junior Non-Pooled
                       Component will be allocated, first, to the Class CT-2
                       Certificates, second, to the Class CT-1 Certificates and
                       then to the Other Classes of Certificates as indicated
                       above.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS    Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE actually collected on a Mortgage Loan (other than the
 CHARGES               Centennial Tower Senior Non-Pooled Component or the
                       Centennial Tower Junior Non-Pooled Component) during the
                       related collection period in which the prepayment
                       occurred will be distributed to Certificateholders on the
                       related Distribution Date following the collection period
                       in which the prepayment occurred. On each Distribution
                       Date, the holders of each Class of Offered Certificates
                       (other than the Class A-MFL Certificates), the Class
                       A-MFL Regular Interest and the Class E, Class F, Class G
                       and Class H Certificates then entitled to principal
                       distributions will be entitled to a portion of Prepayment
                       Premiums or Yield Maintenance Charges equal to the
                       product of (a) the amount of such Prepayment Premiums or
                       Yield Maintenance Charges, multiplied by (b) a fraction,
                       the numerator of which is equal to the excess, if any, of
                       the Pass-Through Rate of such Class of Certificates over
                       the relevant Discount Rate, and the denominator of which
                       is equal to the excess, if any, of the Mortgage Rate of
                       the prepaid Mortgage Loan over the relevant Discount
                       Rate, multiplied by (c) a fraction, the numerator of
                       which is equal to the amount of principal distributable
                       on such Class of Certificates on such Distribution Date,
                       and the denominator of which is the Principal
                       Distribution Amount for such Distribution Date; provided,
                       however, that Prepayment Premiums and Yield Maintenance
                       Charges received with respect to the Centennial Tower
                       Senior Non-Pooled Component and the Centennial Tower
                       Junior Non-Pooled Component will be distributed to the
                       holder of the Class CT-1 Certificates and the Class CT-2
                       Certificates, respectively. So long as the Class A-MFL
                       pass-through rate have not been converted to the fixed
                       interest rate, any Prepayment Premiums or Yield
                       Maintenance Charges payable to the Class A-MFL Regular
                       Interest will be paid to the Swap Counterparty. If the
                       Class A-MFL pass-through rate have been converted to the
                       fixed interest rate, the holders of the Class A-MFL
                       Certificates will be entitled to any Prepayment Premiums
                       or Yield Maintenance Charges payable to the Class A-MFL
                       Regular Interest. The portion, if any, of the Prepayment
                       Premiums or Yield Maintenance Charges remaining after any
                       payments described above will be distributed as follows:
                       (a) on or before the Distribution Date in June 2012, 45%
                       to the holders of the Class X-P Certificates and 55% to
                       the holders of the Class X-C Certificates and (b)
                       thereafter, 100% to the holders of the Class X-C
                       Certificates.

ADVANCES               The Master Servicer, and if it fails to do so, the
                       Trustee, will be obligated to make P&I Advances and
                       Servicing Advances (but with respect to the Centennial
                       Tower Senior Non-Pooled Component and the Centennial
                       Tower Junior Non-Pooled Component, solely the interest
                       portion of P&I Advances) including delinquent property
                       taxes and insurance, on the Mortgage Loans, but only to
                       the extent that such Advances are not deemed
                       non-recoverable and, in the case of P&I Advances, subject
                       to Appraisal Reductions that may occur.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the
                       amount, if any, by which the principal balance of a
                       Required Appraisal Loan (including the Centennial Tower
                       Senior Non-Pooled Component and the Centennial Tower
                       Junior Non-Pooled Component) (plus other amounts overdue
                       or advanced in connection with such loan) exceeds 90% of
                       the appraised value of the related Mortgaged Property
                       plus all escrows and reserves (including letters of
                       credit) held with respect to the Mortgage Loan. As a
                       result of calculating an Appraisal Reduction Amount for a
                       given Mortgage Loan, (including the Centennial Tower
                       Senior Non-Pooled Component and the Centennial Tower
                       Junior Non-Pooled Component) the P&I Advance for such
                       loan will be reduced, which will have the effect of
                       reducing the amount of interest available for
                       distribution to the Subordinate Certificates in reverse
                       order of priority of the Classes; provided, that with
                       respect to any Appraisal Reduction Amount related to the
                       Centennial Tower Whole Loan, such amounts will be
                       allocated, first, to the Centennial Tower Junior
                       Non-Pooled Component (and therefore to the Class CT-2
                       Certificates), second, to the Centennial Tower Senior
                       Non-Pooled Component (and therefore to the Class CT-1
                       Certificates), and then to the Centennial Tower Pooled
                       Component (and therefore to the Offered Certificates). An
                       Appraisal Reduction will be reduced to zero as of the
                       date the related Mortgage Loan has been brought current
                       for at least three consecutive months, paid in full,
                       liquidated, repurchased or otherwise disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to terminate the
                       Trust Fund in whole, but not in part, and purchase the
                       remaining assets of the Trust Fund on or after the
                       Distribution Date on which the Stated Principal Balance
                       of the Mortgage Loans (including the Centennial Tower
                       Senior Non-Pooled Component and the Centennial Tower
                       Junior Non-Pooled Component) then outstanding is less
                       than 1% of the Cut-Off Date Pool Balance. Such purchase
                       price will generally be at a price equal to the unpaid
                       aggregate principal balance of the Mortgage Loans
                       (including the Centennial Tower Senior Non-Pooled
                       Component and the Centennial Tower Junior Non-Pooled
                       Component) (or fair market value in the case of REO
                       Properties), plus accrued and unpaid interest and certain
                       other additional trust fund expenses. The Trust Fund may
                       also be terminated under certain circumstances when the
                       Offered Certificates have been paid in full and the
                       remaining outstanding Certificates (other than the Class
                       CT-1, Class CT-2, Class Z, Class R-I and Class R-II
                       Certificates) are held by a single certificateholder.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the
                       Certificate Balance of which is greater than 25% of its
                       original Certificate Balance; provided, however, that if
                       no Class of Sequential Pay Certificates satisfies clause
                       (b) above, the Controlling Class shall be the outstanding
                       Class of Sequential Pay Certificates bearing the latest
                       alphabetical Class designation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS      With respect to the Mortgage Loans (other than the
 REPRESENTATIVE        Centennial Tower Whole Loan), the representative
                       appointed by the holder of the majority of the Class
                       Principal Balance of the Controlling Class. Initially
                       with respect to the Centennial Tower Whole Loan, the
                       holder of the Class CT-2 Certificates will exercise the
                       rights of the Controlling Class Representative, and the
                       Controlling Class Representative will not have such
                       rights. In addition, the holders of the Companion Loans
                       may have the ability to exercise some or all of the
                       rights of the Controlling Class and the Controlling Class
                       Representative. See "SERVICING OF THE MORTGAGE LOANS--The
                       Controlling Class Representative" in the preliminary
                       prospectus supplement for more information.

ERISA                  The Offered Certificates are expected to be ERISA
                       eligible.

SMMEA                  The Class A-1, Class A-2, Class A-3, Class A-4, Class
                       A-5, Class A-PB, Class A-6, Class A-MFL, Class A-MFX,
                       Class A-J, Class B and Class C Certificates will be SMMEA
                       eligible so long as they are rated in one of the two
                       highest rating categories by any Rating Agency.

TAX                    The Offered Certificates (except for the Class A-MFL
                       Certificates) and the Class A-MFL Regular Interest will
                       be treated as regular interests in a REMIC, and with
                       respect to the Class A-MFL Certificates, as an undivided
                       interest in a grantor trust which owns all the beneficial
                       interest in the swap contract and the applicable REMIC
                       regular interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                  WACHOVIA CAPITAL MARKETS, LLC

                                  William Cohane
                                  (704) 374-6161 (Phone)
                                  (704) 715-0066 (Fax)

                                  Scott Fuller
                                  (704) 715-8440 (Phone)
                                  (704) 715-1214 (Fax)

                                  Bill White
                                  (704) 715-8440 (Phone)
                                  (704) 715-1214 (Fax)

                                  Chris Campbell
                                  (704) 715-8440 (Phone)
                                  (704) 715-1214 (Fax)

  CITIGROUP GLOBAL MARKETS INC.              CREDIT SUISSE FIRST BOSTON LLC

  Paul Vanderslice                           Barry Polen
  (212) 723-6156 (Phone)                     (212) 325-3295 (Phone)
  (212) 723-8599 (Fax)                       (212) 325-8104 (Fax)

  Angela Vleck                               Chris Anderson
  (212) 816-8087 (Phone)                     (212) 325-3295 (Phone)
  (212) 816-8307 (Fax)                       (212) 743-4790 (Fax)

  John Caputo                                Andrew Winer
  (212) 723-6156 (Phone)                     (212) 325-3295 (Phone)
  (212) 723-8599 (Fax)                       (212) 743-4521 (Fax)

                                             Stephen Krooth
                                             (212) 538-2507 (Phone)
                                             (212) 743-4623 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES



               EXPECTED
               RATINGS                         APPROX.                                                   ASSUMED
            --------------                      % OF         APPROX.      WEIGHTED                        FINAL
                             CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS         S&P   FITCH     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)      RATE TYPE
----------- ------ ------- --------------- -------------- ------------ -------------- --------------- ------------- ------------

 A-1          AAA    AAA    $ 33,891,000       2.099%        30.000%         2.71      07/05 - 05/10     05/15/10        Fixed
 A-2          AAA    AAA    $223,713,000      13.856%        30.000%         4.96      05/10 - 06/10     06/15/10        Fixed
 A-3          AAA    AAA    $ 75,000,000       4.645%        30.000%         5.38      11/10 - 11/10     11/15/10        Fixed
 A-4          AAA    AAA    $178,971,000      11.085%        30.000%         5.96      06/11 - 06/11     06/15/11        Fixed
 A-5          AAA    AAA    $202,208,000      12.524%        30.000%         6.96      06/12 - 06/12     06/15/12        Fixed
 A-PB         AAA    AAA    $ 52,602,000       3.258%        30.000%         7.55      06/10 - 01/15     01/15/15        Fixed
 A-6          AAA    AAA    $237,091,000      14.685%        30.000%         9.82      01/15 - 05/15     05/15/15        Fixed
 A-MFL(3)     AAA    AAA    $ 80,727,000       5.000%        20.000%         9.88      05/15 - 05/15     05/15/15      Floating
 A-MFX        AAA    AAA    $ 80,727,000       5.000%        20.000%         9.88      05/15 - 05/15     05/15/15        Fixed
 A-J          AAA    AAA    $100,909,000       6.250%        13.750%         9.95      05/15 - 06/15     06/15/15        Fixed
 B            AA      AA    $ 40,363,000       2.500%        11.250%         9.96      06/15 - 06/15     06/15/15        Fixed
 C            AA-    AA-    $ 20,182,000       1.250%        10.000%         9.96      06/15 - 06/15     06/15/15        Fixed(4)
 D             A      A     $ 32,291,000       2.000%         8.000%         9.96      06/15 - 06/15     06/15/15        Fixed(4)


NON-OFFERED CERTIFICATES



              EXPECTED
               RATINGS                                 APPROX.                                                ASSUMED
           ---------------                              % OF          APPROX.      WEIGHTED                    FINAL
                                 CERTIFICATE        CUT-OFF DATE      CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS        S&P    FITCH         BALANCE(1)        POOL BALANCE      SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
---------- ------- ------- ----------------------- --------------  ------------ -------------- ----------- ------------- ----------

 A-1A(5)     AAA     AAA          $126,705,000          7.848%       30.000%         (5)            (5)         (5)        Fixed
 E (5)       A-      A-            $16,145,000          1.000%        7.000%         (5)            (5)         (5)        Fixed(4)
 F (5)       BBB+    BBB+          $20,182,000          1.250%        5.750%         (5)            (5)         (5)        WAC(6)
 G (5)       BBB     BBB           $16,145,000          1.000%        4.750%         (5)            (5)         (5)        WAC(6)
 H (5)       BBB-    BBB-          $20,182,000          1.250%        3.500%         (5)            (5)         (5)        WAC(7)
 J (5)       BB+     BB+            $8,073,000          0.500%        3.000%         (5)            (5)         (5)        Fixed(4)
 K (5)        BB      BB            $8,073,000          0.500%        2.500%         (5)            (5)         (5)        Fixed(4)
 L (5)       BB-     BB-            $6,054,000          0.375%        2.125%         (5)            (5)         (5)        Fixed(4)
 M (5)        B+      B+            $4,036,000          0.250%        1.875%         (5)            (5)         (5)        Fixed(4)
 N (5)        B       B             $2,018,000          0.125%        1.750%         (5)            (5)         (5)        Fixed(4)
 O (5)        B-      B-            $4,036,000          0.250%        1.500%         (5)            (5)         (5)        Fixed(4)
 P (5)        NR      NR           $24,221,341          1.500%        0.000%         (5)            (5)         (5)        Fixed(4)
 X-P (5)     AAA     AAA        $1,555,777,000(8)         N/A           N/A          N/A            N/A         (5)        Variable
 X-C (5)     AAA     AAA        $1,614,545,341(8)         N/A           N/A          N/A            N/A         (5)        Variable
 CT1          BB-     B-            $9,000,000            N/A           N/A          N/A            N/A         (5)        Variable
 CT2          NR      NR           $13,000,000            N/A           N/A          N/A            N/A         (5)        Variable


(1)  Subject to a permitted variance of plus or minus 5.0%.
(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the preliminary prospectus supplement.
(3)  The certificate balance of the Class A-MFL Certificates will be equal to the certificate balance of the Class A-MFL Regular Interest. The pass-through rate applicable to the Class A-MFL Certificates on each distribution date will be a per annum rate equal to LIBOR plus %; provided that interest payments on the Class A-MFL Certificates will be reduced on each Distribution Date by an amount corresponding to the excess, if any, of interest payments calculated on the principal balance of the Class A-MFL
     Certificates at % per annum over interest payments calculated at a per annum rate equal to the applicable weighted average net mortgage rate for the Distribution Date. In addition, under certain circumstances described in the preliminary prospectus supplement, the pass-through rate applicable to the Class A-MFL Certificates may convert to a fixed rate equal to % per annum, subject to a maximum pass- through rate equal to the applicable weighted average net mortgage rate for the related date. The initial LIBOR rate will be determined two Business Days prior to the Closing Date, and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the related interest accrual period. See "DESCRIPTION OF THE SWAP
     CONTRACT--The Swap Contract" and "DESCRIPTION OF THE
     CERTIFICATES--Distributions" in this prospectus supplement. The ratings assigned to the Class A-MFL Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum, subject to a maximum pass-through rate equal to the applicable weighted average net mortgage rate for the related date. See "RATINGS" in this prospectus supplement.
(4)  The pass-through rates applicable to the Class C, Class D, Class E, Class
     J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for
     any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(5)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.
(6)  The pass-through rate applicable to the Class F and Class G Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) less % for such date.
(7)  The pass-through rate applicable to the Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(8)  The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

 Note: Classes are not drawn to scale.



--------------------------------------------------------------------------------------------------------------------
                                                  ADMINISTRATIVE FEE
--------------------------------------------------------------------------------------------------------------------

                                                     Initial WAC
--------------------------------------------------------------------------------------------------------------------
                                                   X-C Certificates
--------------------------------------------------------------------------------------------------------------------
                                                   X-P Certificates
--------------------------------------------------------------------------------------------------------------------
                                                      Class A1-A
                                                       AAA/AAA
--------------------------------------------------------------------------------------------------------------------
Class A-1   Class A-2  Class A-3  Class A-4  Class A-5  Class A-PB   Class A-6  Class A-MFL  Class A-MFX  Class A-J
AAA/AAA      AAA/AAA    AAA/AAA    AAA/AAA    AAA/AAA    AAA/AAA      AAA/AAA     AAA/AAA      AAA/AAA     AAA/AAA
--------------------------------------------------------------------------------------------------------------------

                                                     Initial WAC
--------------------------------------------------------------------------------------------------------------------
                                                   X-C Certificates
--------------------------------------------------------------------------------------------------------------------
                                                   X-P Certificates
--------------------------------------------------------------------------------------------------------------------

Class B      Class C     Class D    Class E      Class F     Class G    Class H
 AA/AA       AA-/AA-       A/A       A-/A-      BBB+/BBB+    BBB/BBB   BBB-/BBB-

                                   Initial WAC
--------------------------------------------------------------------------------
                                X-C Certificates
--------------------------------------------------------------------------------
 Class J     Class K    Class L      Class M     Class N    Class O    Class P
 BB+/BB+      BB/BB     BB-/BB-       B+/B+        B/B       B-/B-       NR


                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------



                                                                                                   ALL
                                                                                                 MORTGAGE
GENERAL CHARACTERISTICS                                                                           LOANS
--------------------------------------------------------------------------------------------------------------

 Number of Mortgage Loans ................................................................                92
 Number of Crossed Loan Pools(1) .........................................................                 4
 Number of Mortgaged Properties ..........................................................                99
 Aggregate Balance of all Mortgage Loans .................................................    $1,614,545,341

 Number of Mortgage Loans with Balloon Payments (2) ......................................                48
 Aggregate Balance of Mortgage Loans with Balloon Payments(2) ............................      $741,073,341

 Number of Mortgage Loans with Anticipated Repayment Date(3) .............................                 0
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3) ..................                $0

 Number of Fully Amortizing Mortgage Loans ...............................................                 0
 Aggregate Balance of Fully Amortizing Mortgage Loans ....................................                $0

 Number of Non-amortizing Mortgage Loans(4) ..............................................                44
 Aggregate Balance of Non-amortizing Mortgage Loans(4) ...................................      $873,472,000

 Average Balance of Mortgage Loans .......................................................       $17,549,406
 Minimum Balance of Mortgage Loans .......................................................        $1,350,000
 Maximum Balance of Mortgage Loans .......................................................      $204,817,319

 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..       $53,000,000

 Weighted Average LTV ratio ..............................................................             68.8%
 Minimum LTV ratio .......................................................................             30.7%
 Maximum LTV ratio .......................................................................             80.3%

 Weighted Average DSCR ...................................................................             1.66x
 Minimum DSCR ............................................................................             1.20x
 Maximum DSCR ............................................................................             3.00x

 Weighted Average LTV at Maturity or Anticipated Repayment Date ..........................             64.8%
 Weighted Average Mortgage Loan interest rate ............................................            5.411%
 Minimum Mortgage Loan interest rate .....................................................            4.750%
 Maximum Mortgage Loan interest rate .....................................................            6.730%

 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......                97
 Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............                59
 Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............               180
 Weighted Average Occupancy Rate(5) ......................................................             96.4%

GENERAL CHARACTERISTICS                                                                        LOAN GROUP 1       LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------------------

 Number of Mortgage Loans ................................................................                81                 11
 Number of Crossed Loan Pools(1) .........................................................                 4                  1
 Number of Mortgaged Properties ..........................................................                86                 13
 Aggregate Balance of all Mortgage Loans .................................................    $1,487,839,573       $126,705,768

 Number of Mortgage Loans with Balloon Payments (2) ......................................                39                  9
 Aggregate Balance of Mortgage Loans with Balloon Payments(2) ............................      $654,817,573        $86,255,768

 Number of Mortgage Loans with Anticipated Repayment Date(3) .............................                 0                  0
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3) ..................                $0                 $0

 Number of Fully Amortizing Mortgage Loans ...............................................                 0                  0
 Aggregate Balance of Fully Amortizing Mortgage Loans ....................................                $0                 $0

 Number of Non-amortizing Mortgage Loans(4) ..............................................                42                  2
 Aggregate Balance of Non-amortizing Mortgage Loans(4) ...................................      $833,022,000        $40,450,000

 Average Balance of Mortgage Loans .......................................................       $18,368,390        $11,518,706
 Minimum Balance of Mortgage Loans .......................................................        $1,350,000         $4,995,066
 Maximum Balance of Mortgage Loans .......................................................      $204,817,319        $33,000,000

 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..       $53,000,000         $7,450,000

 Weighted Average LTV ratio ..............................................................             68.6%              71.7%
 Minimum LTV ratio .......................................................................             30.7%              51.4%
 Maximum LTV ratio .......................................................................             80.3%              79.3%

 Weighted Average DSCR ...................................................................             1.69x              1.30x
 Minimum DSCR ............................................................................             1.20x              1.20x
 Maximum DSCR ............................................................................             3.00x              1.48x

 Weighted Average LTV at Maturity or Anticipated Repayment Date ..........................             64.8%              64.9%
 Weighted Average Mortgage Loan interest rate ............................................            5.406%             5.467%
 Minimum Mortgage Loan interest rate .....................................................            4.750%             5.140%
 Maximum Mortgage Loan interest rate .....................................................            6.730%             5.670%

 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......                97                100
 Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............                59                 59
 Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............               180                120
 Weighted Average Occupancy Rate(5) ......................................................             96.7%              93.9%


(1)  One (1) group of crossed loan pools consists of Mortgage Loans in both Loan
     Groups.
(2)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.
(3)  Does not include Mortgage Loans that are interest-only for their entire term.
(4)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.
(5)  Does not include 6 Mortgage Loans secured by hospitality properties, representing 3.8% of the Cut-Off Date Pool Balance (4.1% of the Cut-Off
     Date Group 1 Balance).
*    One (1) Mortgage Loan (loan number 1), representing 12.7% of the Cut-Off
     Date Pool Balance (13.8% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related
     Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                          Mobile Park Home       0.7%
                          Retail                43.7%
                          Mixed Use              0.4%
                          Self Storage           0.6%
                          Hospitality            3.8%
                          Multifamily           11.8%
                          Special Purpose       12.7%
                          Office                25.9%
                          Land                   0.3%

PROPERTY TYPE



                                                                           % OF
                          NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE
                          MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1
     PROPERTY TYPE       PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE
-------------------------------------------------------------------------------------

 Retail                      58       $  706,166,641        43.7%          47.5%
-------------------------------------------------------------------------------------
  Retail - Anchored          54          680,824,641        42.2           45.8
-------------------------------------------------------------------------------------
  Retail - Unanchored         4           25,342,000         1.6            1.7
-------------------------------------------------------------------------------------
 Office                       9          418,945,000        25.9           28.2
-------------------------------------------------------------------------------------
 Special Purpose              1          204,817,319        12.7           13.8
-------------------------------------------------------------------------------------
 Multifamily                 19          191,234,388        11.8            4.3
-------------------------------------------------------------------------------------
 Hospitality                  6           61,543,067         3.8            4.1
-------------------------------------------------------------------------------------
 Mobile Home Park             1           10,700,000         0.7            0.7
-------------------------------------------------------------------------------------
 Self Storage                 2           10,043,039         0.6            0.7
-------------------------------------------------------------------------------------
 Mixed Use                    2            6,700,000         0.4            0.5
-------------------------------------------------------------------------------------
 Land (2)                     1            4,395,887         0.3            0.3
-------------------------------------------------------------------------------------
                             99       $1,614,545,341       100.0%         100.0%
-------------------------------------------------------------------------------------

                             % OF                                           WEIGHTED                     WEIGHTED
                         CUT-OFF DATE   WEIGHTED                             AVERAGE        MIN/MAX      AVERAGE
                            GROUP 2      AVERAGE          MIN/MAX         CUT-OFF DATE   CUT-OFF DATE    MORTGAGE
     PROPERTY TYPE          BALANCE       DSCR             DSCR             LTV RATIO      LTV RATIO       RATE
-------------------------------------------------------------------------------------------------------------------

 Retail                       0.0%       1.54x          1.20x/2.98x          73.9%        34.9%/ 80.3%    5.209%
-------------------------------------------------------------------------------------------------------------------
  Retail - Anchored           0.0        1.53x          1.20x/2.33x          74.1%        51.1%/ 80.3%    5.200%
-------------------------------------------------------------------------------------------------------------------
  Retail - Unanchored         0.0        1.72x          1.25x/2.98x          70.5%        34.9%/ 80.0%    5.461%
-------------------------------------------------------------------------------------------------------------------
 Office                       0.0        1.68x          1.21x/3.00x          66.6%        30.7%/ 79.8%    5.452%
-------------------------------------------------------------------------------------------------------------------
 Special Purpose              0.0        2.28x          2.28x/2.28x          56.1%        56.1%/ 56.1%    5.720%
-------------------------------------------------------------------------------------------------------------------
 Multifamily                100.0        1.36x          1.20x/1.93x          71.0%        51.4%/ 79.7%    5.419%
-------------------------------------------------------------------------------------------------------------------
 Hospitality                  0.0        1.78x          1.33x/2.20x          60.0%        50.3%/ 75.0%    6.300%
-------------------------------------------------------------------------------------------------------------------
 Mobile Home Park             0.0        1.25x          1.25x/1.25x          74.9%        74.9%/ 74.9%    5.490%
-------------------------------------------------------------------------------------------------------------------
 Self Storage                 0.0        1.31x          1.27x/1.35x          71.3%        69.2%/ 73.8%    5.950%
-------------------------------------------------------------------------------------------------------------------
 Mixed Use                    0.0        2.21x          2.11x/2.30x          60.6%        54.4%/ 68.2%    5.310%
-------------------------------------------------------------------------------------------------------------------
 Land (2)                     0.0        1.36x          1.36x/1.36x          74.2%        74.2%/ 74.2%    5.530%
-------------------------------------------------------------------------------------------------------------------
                            100.0%       1.66x          1.20x/3.00x          68.8%        30.7%/ 80.3%    5.411%
-------------------------------------------------------------------------------------------------------------------


(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2)  Specifically, the fee interest in land which the ground tenant has improved and leased as a retail center. The retail center is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the related borrower.
*    One (1) Mortgage Loan (loan number 1), representing 12.7% of the Cut-Off
     Date Pool Balance (13.8% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related
     Pari Passu Companion Loan, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                OTHER STATES: 24.8% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION



                                                                   % OF           % OF                    WEIGHTED      WEIGHTED
                  NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE    MORTGAGE
     STATES      PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE       DSCR       LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------------------

 GA                   6       $  274,583,385        17.0%          18.1%           3.9%        2.10x        58.6%        5.757%
------------------------------------------------------------------------------------------------------------------------------------
 NY                   5          227,588,067        14.1           15.3            0.0         1.34x        75.7%        5.530%
------------------------------------------------------------------------------------------------------------------------------------
 CA                   9          148,800,000         9.2            9.0           11.6         1.47x        70.9%        5.212%
------------------------------------------------------------------------------------------------------------------------------------
  Southern(2)         5           99,789,000         6.2            6.2            5.9         1.49x        70.3%        5.179%
------------------------------------------------------------------------------------------------------------------------------------
  Northern(2)         4           49,011,000         3.0            2.8            5.8         1.43x        72.2%        5.278%
------------------------------------------------------------------------------------------------------------------------------------
 VA                  11          144,978,000         9.0            8.3           17.0         1.50x        71.1%        5.267%
------------------------------------------------------------------------------------------------------------------------------------
 MN                   3          144,006,000         8.9            9.7            0.0         2.21x        58.1%        5.220%
------------------------------------------------------------------------------------------------------------------------------------
 WA                   8          110,641,000         6.9            2.9           53.1         1.54x        70.1%        5.300%
------------------------------------------------------------------------------------------------------------------------------------
 CO                   4           84,149,000         5.2            5.7            0.0         1.58x        76.1%        5.030%
------------------------------------------------------------------------------------------------------------------------------------
 TX                   4           80,106,000         5.0            5.4            0.0         1.52x        76.9%        5.226%
------------------------------------------------------------------------------------------------------------------------------------
 Other               49          399,693,889        24.8           25.6           14.4         1.53x        70.8%        5.449%
------------------------------------------------------------------------------------------------------------------------------------
                     99       $1,614,545,341       100.0%         100.0%         100.0%        1.66X        68.8%        5.411%
------------------------------------------------------------------------------------------------------------------------------------


o    THE MORTGAGED PROPERTIES ARE LOCATED IN 26 STATES.

(1)  Because this table presents information relating to the Mortgage Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were in included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*    One (1) Mortgage Loan (loan number 1), representing 12.7% of the Cut-Off
     Date Pool Balance (13.8% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related
     Pari Passu Companion Loan, if any.

THE SUM OF AGGREGATE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE OF MORTGAGE LOANS



--------------------------------------------------------------------------------------------
                                NUMBER OF      AGGREGATE
           RANGE OF              MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
     CUT-OFF DATE BALANCES        LOANS         BALANCE         POOL    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

     <=$2,000,000 ............      1           $1,350,000       0.1%     0.1%       0.0%
  $2,000,001 - $3,000,000 ....      7           20,009,000       1.2      1.3        0.0
  $3,000,001 - $4,000,000 ....     17           60,391,000       3.7      4.1        0.0
  $4,000,001 - $5,000,000 ....      8           36,493,870       2.3      2.1        3.9
  $5,000,001 - $6,000,000 ....      5           28,155,038       1.7      1.5        4.4
  $6,000,001 - $7,000,000 ....      6           39,590,702       2.5      1.8        9.9
  $7,000,001 - $8,000,000 ....      4           30,100,000       1.9      1.0       11.6
  $8,000,001 - $9,000,000 ....      2           16,904,641       1.0      0.5        6.9
  $9,000,001 - $10,000,000 ...      2           19,543,067       1.2      1.3        0.0
  $10,000,001 - $15,000,000 ..     11          141,998,000       8.8      7.8       20.7
  $15,000,001 - $20,000,000 ..      7          115,010,704       7.1      7.7        0.0
  $20,000,001 - $25,000,000 ..      5          108,010,000       6.7      5.9       16.3
  $25,000,001 - $30,000,000 ..      3           80,411,000       5.0      5.4        0.0
  $30,000,001 - $35,000,000 ..      3           96,904,000       6.0      4.3       26.0
  $35,000,001 - $40,000,000 ..      1           37,100,000       2.3      2.5        0.0
  $40,000,001 - $45,000,000 ..      3          129,000,000       8.0      8.7        0.0
  $45,000,001 - $50,000,000 ..      2           95,007,000       5.9      6.4        0.0
  $50,000,001 - $55,000,000 ..      1           50,595,000       3.1      3.4        0.0
  $70,000,001 - $75,000,000 ..      1           75,000,000       4.6      5.0        0.0
  $80,000,001 - $204,817,319 .      3          432,972,319      26.8     29.1        0.0
--------------------------------------------------------------------------------------------
                                   92       $1,614,545,341     100.0%   100.0%     100.0%
--------------------------------------------------------------------------------------------
  MIN: $1,350,000               MAX: $204,817,319           WTD. AVERAGE: $17,549,406
--------------------------------------------------------------------------------------------


UNDERWRITING DEBT SERVICE COVERAGE RATIO



---------------------------------------------------------------------------------------
                         NUMBER OF      AGGREGATE
        RANGE OF          MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
 UNDERWRITTEN DSCRS(X)     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  1.20 - 1.24 .........      14        $238,825,000       14.8%     12.1%      46.5%
  1.25 - 1.29 .........      12         146,127,709        9.1       8.4       16.6
  1.30 - 1.34 .........       9          89,188,685        5.5       5.1       10.8
  1.35 - 1.39 .........       4          19,370,924        1.2       1.3        0.0
  1.40 - 1.44 .........       3          34,334,111        2.1       2.3        0.0
  1.45 - 1.49 .........       3          54,484,593        3.4       1.4       26.0
  1.50 - 1.54 .........       7         184,218,000       11.4      12.4        0.0
  1.55 - 1.59 .........       6         262,339,000       16.2      17.6        0.0
  1.60 - 1.64 .........       4          28,185,000        1.7       1.9        0.0
  1.65 - 1.69 .........       3          52,502,000        3.3       3.5        0.0
  1.70 - 1.74 .........       5          83,860,000        5.2       5.6        0.0
  1.75 - 1.79 .........       1          17,323,000        1.1       1.2        0.0
  1.80 - 1.84 .........       2           6,501,000        0.4       0.4        0.0
  1.85 - 1.89 .........       1           4,080,000        0.3       0.3        0.0
  1.90 - 1.94 .........       2           6,050,000        0.4       0.4        0.0
  1.95 - 1.99 .........       1           3,785,000        0.2       0.3        0.0
  2.00 - 2.04 .........       4          13,924,000        0.9       0.9        0.0
  2.05 - 2.09 .........       2           6,620,000        0.4       0.4        0.0
  2.10 - 2.14 .........       2          10,000,000        0.6       0.7        0.0
  2.20 - 2.24 .........       1          23,500,000        1.5       1.6        0.0
  2.25 - 2.29 .........       1         204,817,319       12.7      13.8        0.0
  2.30 - 3.00 .........       5         124,510,000        7.7       8.4        0.0
---------------------------------------------------------------------------------------
                             92      $1,614,545,341      100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 1.20x                           MAX: 3.00x           WTD. AVERAGE: 1.66x
---------------------------------------------------------------------------------------


MORTGAGE RATES



---------------------------------------------------------------------------------------
                         NUMBER OF      AGGREGATE
        RANGE OF          MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
   MORTGAGE RATES(%)       LOANS         BALANCE         POOL     GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  4.750 - 5.249 .......      27        $563,094,702       34.9%     36.4%      16.9%
  5.250 - 5.499 .......      38         471,451,686       29.2      28.7       35.0
  5.500 - 5.749 .......      13         442,658,205       27.4      25.7       48.1
  5.750 - 5.999 .......      10          55,497,680        3.4       3.7        0.0
  6.000 - 6.249 .......       1          45,000,000        2.8       3.0        0.0
  6.250 - 6.499 .......       1           3,350,000        0.2       0.2        0.0
  6.500 - 6.730 .......       2          33,493,067        2.1       2.3        0.0
---------------------------------------------------------------------------------------
                             92      $1,614,545,341      100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 4.750%                      MAX: 6.730%                WTD. AVERAGE: 5.411%
---------------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO



-----------------------------------------------------------------------------------------
                              NUMBER OF      AGGREGATE
          RANGE OF             MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
 CUT-OFF DATE LTV RATIOS(%)     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-----------------------------------------------------------------------------------------

  30.01 - 35.00 ............       2          $4,350,000       0.3%      0.3%      0.0%
  50.01 - 55.00 ............       7        $159,760,000       9.9      10.4       4.4
  55.01 - 60.00 ............       4        $259,217,319      16.1      17.4       0.0
  60.01 - 65.00 ............      15        $116,536,067       7.2       7.3       5.8
  65.01 - 70.00 ............      14        $142,234,630       8.8       8.2      16.3
  70.01 - 75.00 ............      22        $292,590,000      18.1      17.0      31.7
  75.01 - 80.00 ............      26        $622,202,684      38.5      38.3      41.8
  80.01 - 80.25 ............       2         $17,654,641       1.1       1.2       0.0
-----------------------------------------------------------------------------------------
                                  92      $1,614,545,341     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------------
  MIN: 30.7%                                MAX: 80.3%           WTD. AVERAGE: 68.8%
-----------------------------------------------------------------------------------------


MATURITY DATE LOAN-TO-VALUE RATIO



-------------------------------------------------------------------------------------
        RANGE OF         NUMBER OF      AGGREGATE
   DATE OR ARD LOAN-      MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
   TO-VALUE RATIOS(%)      LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------

  20.01 - 30.00 .......       1          $1,350,000       0.1%      0.1%       0.0%
  30.01 - 40.00 .......       3          13,500,000       0.8       0.9        0.0
  40.01 - 50.00 .......       5         242,767,319      15.0      15.9        4.4
  50.01 - 55.00 .......      10         157,948,105       9.8      10.1        5.8
  55.01 - 60.00 .......      11         185,766,706      11.5       9.8       31.4
  60.01 - 65.00 .......      13          84,541,589       5.2       4.4       15.6
  65.01 - 70.00 .......      20         215,459,623      13.3      13.6       10.9
  70.01 - 75.00 .......      17         254,601,000      15.8      16.6        5.9
  75.01 - 80.00 .......      12         458,611,000      28.4      28.6       26.0
-------------------------------------------------------------------------------------
                             92      $1,614,545,341     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------
  MIN: 26.8%                            MAX: 80.0%          WTD. AVERAGE: 64.8%
-------------------------------------------------------------------------------------


*    One (1) of the Mortgage Loan (loan number 1), representing 12.7% of the
     Cut-Off Date Pool Balance (13.8% of the Cut-Off Date Group 1 Balance), is
     part of a pari passu split loan structure. With respect to this Mortgage
     Loan, unless otherwise specified, the calculations of LTV ratios and DSC rations were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD



-----------------------------------------------------------------------------------------
         RANGE OF           NUMBER OF      AGGREGATE
     ORIGINAL TERM TO        MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-----------------------------------------------------------------------------------------

  0 - 60 .................       9        $265,739,000       16.5%     15.1%      31.9%
  61 - 84 ................      24         459,541,000       28.5      30.9        0.0
  85 - 108 ...............       1           8,000,000        0.5       0.5        0.0
  109 - 120 ..............      57         877,915,341       54.4      53.2       68.1
  169 - 180 ..............       1           3,350,000        0.2       0.2        0.0
-----------------------------------------------------------------------------------------
                                92      $1,614,545,341      100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------------
  MIN: 60                                  MAX: 180             WTD. AVERAGE: 98
-----------------------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM



--------------------------------------------------------------------------------------
        RANGE OF          NUMBER OF      AGGREGATE
  ORIGINAL AMORTIZATION    MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
     TERMS (MONTHS)         LOANS         BALANCE         POOL    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------

  265 - 300 ............     10          $73,093,039       4.5%      4.9%       0.0%
  349 - 360 ............     38          667,980,302      41.4      39.1       68.1
  Non-amortizing .......     44          873,472,000      54.1      56.0       31.9
--------------------------------------------------------------------------------------
                             92       $1,614,545,341     100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------
  MIN: 300                               MAX: 360            WTD. AVERAGE: 354*
--------------------------------------------------------------------------------------


*    Excludes the non-amortizing loans.

SEASONING



--------------------------------------------------------------------------------------
                      NUMBER OF      AGGREGATE
                       MORTGAGE     CUT-OFF DATE       % OF        % OF        % OF
 SEASONING (MONTHS)     LOANS         BALANCE          POOL      GROUP 1     GROUP 2
--------------------------------------------------------------------------------------

  0 - 12 ...........     92       $1,614,545,341       100.0%     100.0%      100.0%
--------------------------------------------------------------------------------------
                         92       $1,614,545,341       100.0%     100.0%      100.0%
--------------------------------------------------------------------------------------
  MIN: 0                              MAX: 5                WTD. AVERAGE: 0
--------------------------------------------------------------------------------------


REMAINING TERM TO MATURITY OR ARD



----------------------------------------------------------------------------------------
         RANGE OF           NUMBER OF      AGGREGATE
    REMAINING TERMS TO       MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
----------------------------------------------------------------------------------------

  0 - 60 .................       9        $265,739,000       16.5%     15.1%      31.9%
  61 - 84 ................      24         459,541,000       28.5      30.9        0.0
  85 - 108 ...............       1           8,000,000        0.5       0.5        0.0
  109 - 120 ..............      57         877,915,341       54.4      53.2       68.1
  169 - 180 ..............       1           3,350,000        0.2       0.2        0.0
----------------------------------------------------------------------------------------
                                92      $1,614,545,341      100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------
  MIN: 59                                  MAX: 180             WTD. AVERAGE: 97
----------------------------------------------------------------------------------------


REMAINING STATED AMORTIZATION TERMS



----------------------------------------------------------------------------------------
         RANGE OF          NUMBER OF      AGGREGATE
  REMAINING AMORTIZATION    MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
      TERMS (MONTHS)         LOANS         BALANCE         POOL    GROUP 1    GROUP 2
----------------------------------------------------------------------------------------

  265 - 300 .............     10       $   73,093,039       4.5%      4.9%       0.0%
  349 - 360 .............     38          667,980,302      41.4      39.1       68.1
  Non-amortizing ........     44          873,472,000      54.1      56.0       31.9
----------------------------------------------------------------------------------------
                              92       $1,614,545,341     100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------
  MIN: 299                                MAX: 360            WTD. AVERAGE: 354*
----------------------------------------------------------------------------------------


*    Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY



-------------------------------------------------------------------------------------------------
                                   NUMBER OF      AGGREGATE
                                    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
      PREPAYMENT PROVISIONS          LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

  Lockout/Defeasance ............      73      $  922,234,023       57.1%     54.0%      94.1%
  Lockout/Defeasance or Yield
    Maintenance .................      15         470,169,000       29.1      31.6        0.0
  Yield
    Maintenance/Defeasance ......       1         204,817,319       12.7      13.8        0.0
  Lockout/Yield Maintenance .....       3          17,325,000        1.1       0.7        5.9
-------------------------------------------------------------------------------------------------
                                       92      $1,614,545,341      100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------------


The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS



----------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION             JUNE-2005       JUNE-2006       JUNE-2007       JUNE-2008       JUNE-2009

Locked Out                             87.31%          86.53%          36.15%           7.54%           0.00%
Defeasance                              0.00            0.00           60.33           61.89           69.25
Yield Maintenance                      12.69           13.47            3.52           30.57           30.75
Prepayment Premium                      0.00            0.00            0.00            0.00            0.00
Open                                    0.00            0.00            0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------
Total                                 100.00%         100.00%         100.00%         100.00%         100.00%
----------------------------------------------------------------------------------------------------------------
Cut-Off Date Pool Balance
Outstanding (in millions)          $1,614.55       $1,608.79       $1,602.40       $1,594.87       $1,585.26
----------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Pool Balance        100.00%          99.64%          99.25%          98.78%          98.19%
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION             JUNE-2010       JUNE-2011       JUNE-2012     JUNE-2013     JUNE-2014     JUNE-2015

Locked Out                              0.00%           0.00%           0.00%         0.00%         0.00%         0.00%
Defeasance                             75.61           86.24           94.61         94.60         94.55        100.00
Yield Maintenance                      24.39           13.76            5.39          5.40          5.45          0.00
Prepayment Premium                      0.00            0.00            0.00          0.00          0.00          0.00
Open                                    0.00            0.00            0.00          0.00          0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
Total                                 100.00%         100.00%         100.00%       100.00%       100.00%       100.00%
-------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Pool Balance
Outstanding (in millions)          $1,311.98       $1,047.34         $833.96       $822.06       $802.68         $2.94
-------------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Pool Balance         81.26%          64.87%          51.65%        50.92%        49.72%         0.18%
-------------------------------------------------------------------------------------------------------------------------


(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).
(2)  Based on the assumptions set forth in footnote (1) above, after June 2015, the outstanding loan balances represent less than 0.18% of the Cut-Off Date
     Pool Balance.
(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS



-------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           JUNE-2005       JUNE-2006       JUNE-2007       JUNE-2008       JUNE-2009

Locked Out                           86.23%          85.89%          38.23%           7.19%           0.00%
Defeasance                            0.00            0.00           58.46           60.16           67.16
Yield Maintenance                    13.77           14.11            3.31           32.65           32.84
Prepayment Premium                    0.00            0.00            0.00            0.00            0.00
Open                                  0.00            0.00            0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------
Total                               100.00%         100.00%         100.00%         100.00%         100.00%
-------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 1 Balance
Outstanding (in millions)        $1,487.84       $1,482.50       $1,476.64       $1,470.23       $1,461.81
-------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 1
 Balance                            100.00%          99.64%          99.25%          98.82%          98.25%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           JUNE-2010       JUNE-2011     JUNE-2012     JUNE-2013     JUNE-2014     JUNE-2015

Locked Out                            0.00%           0.00%         0.00%         0.00%         0.00%         0.00%
Defeasance                           73.99           85.10         94.05         94.04         93.98        100.00
Yield Maintenance                    26.01           14.90          5.95          5.96          6.02          0.00
Prepayment Premium                    0.00            0.00          0.00          0.00          0.00          0.00
Open                                  0.00            0.00          0.00          0.00          0.00          0.00
--------------------------------------------------------------------------------------------------------------------
Total                               100.00%         100.00%       100.00%       100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 1 Balance
Outstanding (in millions)        $1,230.24         $967.00       $755.09       $744.76       $727.03         $2.94
--------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 1
 Balance                             82.69%          64.99%        50.75%        50.06%        48.87%         0.20%
--------------------------------------------------------------------------------------------------------------------


(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).
(2)  Based on the assumptions set forth in footnote (1) above, after June 2015, the outstanding loan balances represent less than 0.20% of the Cut-Off Date
     Pool Balance.
(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE*

PREPAYMENT ANALYSIS



-----------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           JUNE-2005     JUNE-2006     JUNE-2007     JUNE-2008     JUNE-2009

Locked Out                          100.00%        94.10%        11.78%        11.71%         0.00%
Defeasance                            0.00          0.00         82.29         82.32         93.97
Yield Maintenance                     0.00          5.90          5.92          5.98          6.03
Prepayment Premium                    0.00          0.00          0.00          0.00          0.00
Open                                  0.00          0.00          0.00          0.00          0.00
-----------------------------------------------------------------------------------------------------
Total                               100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------
Cut-Off Date Group 2 Balance
Outstanding (in millions)          $126.71       $126.29       $125.76       $124.65       $123.45
-----------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 2
 Balance                            100.00%        99.67%        99.26%        98.37%        97.43%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           JUNE-2010     JUNE-2011     JUNE-2012     JUNE-2013     JUNE-2014     JUNE-2015

Locked Out                            0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Defeasance                          100.00        100.00        100.00        100.00        100.00          0.00
Yield Maintenance                     0.00          0.00          0.00          0.00          0.00          0.00
Prepayment Premium                    0.00          0.00          0.00          0.00          0.00          0.00
Open                                  0.00          0.00          0.00          0.00          0.00          0.00
--------------------------------------------------------------------------------------------------------------------
Total                               100.00%       100.00%       100.00%       100.00%       100.00%         0.00%
--------------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 2 Balance
Outstanding (in millions)           $81.74        $80.34        $78.87        $77.30        $75.65         $0.00
--------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 2
 Balance                             64.51%        63.40%        62.24%        61.01%        59.71%         0.00%
--------------------------------------------------------------------------------------------------------------------


*    Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticpated Repayment Date).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE


                                                                                            % OF
                                   NUMBER OF                                            APPLICABLE
                                   MORTGAGE                                              CUT-OFF
                                    LOANS /                                                DATE
                        MORTGAGE   NUMBER OF                                 % OF          LOAN
                          LOAN     MORTGAGED    LOAN     CUT-OFF DATE     INITIAL POOL     GROUP
       LOAN NAME         SELLER    PROPERTIES   GROUP       BALANCE          BALANCE      BALANCE
---------------------- ---------- ------------ ------- ----------------- -------------- -----------

AmericasMart .........  Wachovia      1/1         1       $204,817,319         12.7%        13.8%
Regency Centers
 Pool ................  Wachovia      1/6         1        123,155,000          7.6          8.3%
U.S. Bancorp .........  Wachovia      1/1         1        105,000,000          6.5          7.1%
50 West 23rd
 Street ..............  Wachovia      1/1         1         75,000,000          4.6          5.0%
600 Community
 Drive ...............  Wachovia      1/1         1         50,595,000          3.1          3.4%
The Galleria .........  Wachovia      1/1         1         50,000,000          3.1          3.4%
Weslayan Plaza .......  Wachovia      1/1         1         45,007,000          2.8          3.0%
Centennial Tower .....  Wachovia      1/1         1         45,000,000          2.8          3.0%
240 West 40th
 Street ..............  Wachovia      1/1         1         42,000,000          2.6          2.8%
The Suffolk
 Building ............  Wachovia      1/1         1         42,000,000          2.6          2.8%
                                     -----              --------------         ----
                                     10/15                $782,574,319         48.5%
                                     =====              ==============         ====
Corbin Corners .......  Wachovia      1/1         1       $ 37,100,000          2.3%         2.5%
Glen Park
 Apartments ..........  Wachovia      1/1         2         33,000,000          2.0         26.0%
Five Points
 Shopping
 Center ..............  Wachovia      1/1         1         32,054,000          2.0          2.2%
Point Loma Plaza .....  Wachovia      1/1         1         31,850,000          2.0          2.1%
Plaza Volente ........  Wachovia      1/1         1         28,680,000          1.8          1.9%
O'Fallon Walk ........  Wachovia      1/1         1         25,988,000          1.6          1.7%
Cloppers Mill
 Village Center ......  Wachovia      1/1         1         25,743,000          1.6          1.7%
Courtyard Marriott
 -- Miami Beach,
 FL ..................  Wachovia      1/1         1         23,500,000          1.5          1.6%
Rancho San Diego
 Village .............  Wachovia      1/1         1         21,560,000          1.3          1.4%
Fox Mill Shopping
 Center ..............  Wachovia      1/1         1         21,430,000          1.3          1.4%
                                     -----              --------------         ----
                                     10/10                $280,905,000         17.4%
                                     -----              --------------         ----
                                     20/25              $1,063,479,319         65.9%
                                     =====              ==============         ====

                                                LOAN
                                               BALANCE                   CUT-OFF          LTV
                                               PER SF/                     DATE        RATIO AT
                             PROPERTY           UNIT/                      LTV         MATURITY      MORTGAGE
       LOAN NAME               TYPE          ROOM(1)(2)   DSCR(1)(2)   RATIO(1)(2)   OR ARD(1)(2)      RATE
---------------------- -------------------- ------------ ------------ ------------- -------------- -----------

AmericasMart .........  Special Purpose -      $   101        2.28x        56.1%          47.2%        5.720%
                        Merchandise Mart
Regency Centers
 Pool ................ Retail -- Anchored      $   123        1.58x        76.1%          76.1%        5.030%
U.S. Bancorp .........    Office -- CBD        $   113        2.45x        51.5%          51.5%        5.290%
50 West 23rd
 Street ..............    Office -- CBD        $   225        1.28x        79.8%          79.8%        5.390%
600 Community
 Drive ............... Office -- Suburban      $   200        1.55x        70.3%          70.3%        5.642%
The Galleria .........    Office -- CBD        $   329        1.21x        79.4%          79.4%        5.410%
Weslayan Plaza ....... Retail -- Anchored      $   126        1.65x        76.9%          76.9%        5.120%
Centennial Tower .....    Office -- CBD        $    70        1.71x        59.8%          56.0%        6.080%
240 West 40th
 Street ..............    Office -- CBD        $   257        1.33x        73.7%          65.9%        5.520%
The Suffolk
 Building ............ Office -- Suburban      $   163        1.51x        60.9%          58.2%        5.100%
                                                              1.82x        65.9%          62.8%        5.439%
Corbin Corners ....... Retail -- Anchored      $   209        1.55x        75.7%          75.7%        5.160%
Glen Park                Multifamily --
 Apartments ..........    Conventional         $71,121        1.48x        78.2%          78.2%        5.670%
Five Points
 Shopping
 Center .............. Retail -- Anchored      $   222        1.54x        73.9%          73.9%        5.120%
Point Loma Plaza ..... Retail -- Anchored      $   149        1.50x        67.8%          67.8%        5.120%
Plaza Volente ........ Retail -- Anchored      $   179        1.20x        80.0%          72.9%        5.420%
O'Fallon Walk ........ Retail -- Anchored      $   165        1.20x        78.5%          70.3%        5.530%
Cloppers Mill
 Village Center ...... Retail -- Anchored      $   188        1.53x        74.6%          74.6%        5.160%
Courtyard Marriott
 -- Miami Beach,       Hospitality --Full
 FL ..................       Service           $89,695        2.20x        50.3%          43.8%        6.730%
Rancho San Diego
 Village ............. Retail -- Anchored      $   141        1.52x        70.0%          70.0%        5.160%
Fox Mill Shopping
 Center .............. Retail -- Anchored      $   208        1.56x        75.2%          75.2%        5.120%

                                                              1.52x        72.9%          70.9%        5.400%

                                                              1.74x        67.8%          64.9%        5.429%


(1)  One (1) Mortgage Loan (loan number 1), representing 12.7% of the Cut-Off
     Date Pool Balance (13.8% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per SF/Unit/Room were based on the aggregate indebtedness of such
     Mortgage Loan and the related Pari Passu Companion Loan, if any.
(2)  With respect to 1 Mortgage Loan, representing 2.8% of the Cut-Off Date Pool
     Balance (3.0% of the Cut-Off Date Group 1 Balance) unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per
     SF/Unit/Room were based on the pooled component only and exclude the non-pooled components.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON
                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  AMERICASMART

--------------------------------------------------------------------------------

[PICTURE OMITTED]                                 [PICTURE OMITTED]

[PICTURE OMITTED]                                 [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  AMERICASMART

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  AMERICASMART

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $204,817,319
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  12.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                               AMC, Inc.
 TYPE OF SECURITY                                                           Both
 MORTGAGE RATE                                                            5.720%
 MATURITY DATE                                                      May 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 359
 LOCKBOX                                                                     Yes
 SHADOW RATING (S&P/FITCH)(1)                                            AA+/AA-

 UP-FRONT RESERVES
   TAX/INSURANCE                    Yes
   ENGINEERING                      $1,838,854
   ENVIRONMENTAL(2)                 $300,000
   GROUND RENT(3)                   $1,117,136

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                    Yes
   REPLACEMENT(4)                   $68,333
   TI/LC(5)                         $39,697

 ADDITIONAL FINANCING               Pari Passu Debt                 $204,817,319

                                                             PARI PASSU NOTES(6)
                                                             -------------------
 CUT-OFF DATE BALANCE                                            $409,634,637
 CUT-OFF DATE BALANCE/SF                                                 $101
 CUT-OFF DATE LTV                                                       56.1%
 MATURITY DATE LTV                                                      47.2%
 UW DSCR ON NCF                                                         2.28x
--------------------------------------------------------------------------------
(1)  S&P and Fitch have confirmed that the AmericasMart Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)  An environmental reserve was taken to remove a 500 gallon UST that did not pass a tightness test, and remediate any affect soil. The Borrower has since removed the tank. The estimated removal cost was $160,000.
(3)  The Mortgaged Property is subject to multiple ground leases. For leases that do provide standard lender protections, via the ground lease or the ground lease estoppel, one year of ground rent has been reserved upfront.
     In instances where this is not addressed in the ground lease or in the ground lease estoppel, 5 years of ground rent has been reserved upfront.
(4)  Capped at $785,000.
(5)  Capped at $476,364.
(6)  LTV ratios, DSC ratios and Cut-Off Date Balances/SF were derived based on the aggregate indebtedness of the AmericasMart Loan and the AmericasMart
     Pari Passu Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Atlanta, GA
 PROPERTY TYPE                               Special Purpose -- Merchandise Mart
 SIZE (SF)                                                             4,070,908
 OCCUPANCY AS OF APRIL 1, 2005*                                            95.9%
 YEAR BUILT / YEAR RENOVATED                                         1961 / 1992
 APPRAISED VALUE                                                    $730,000,000
 PROPERTY MANAGEMENT                                                   AMC, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                        $125,501,967
 UW TOTAL EXPENSES                                                  $ 58,744,329
 UW NET OPERATING INCOME (NOI)                                      $ 66,757,637
 UW NET CASH FLOW (NCF)                                             $ 65,208,833
--------------------------------------------------------------------------------
*    Calculated excluding Exhibition Tenant Space.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  AMERICASMART

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                               % OF          DATE OF
                                       RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                    ACTUAL          LEASE
TENANT                             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT     RENT         EXPIRATION
--------------------------------- ------------------- ----------- ---------- ---------- --------------- --------- ------------------

225 Unlimited, Inc. .............      NR/NR/NR           27,277       0.7%   $ 31.13    $    849,120       0.7%  Multiple Spaces(2)
Christian Mosso Group, LLC ......      NR/NR/NR           20,374       0.5    $ 30.06         612,396       0.5       September 2009
Atlanta Napp Deady, Inc. ........      NR/NR/NR           20,285       0.5    $ 32.46         658,392       0.6                  MTM
Syratech Corporation ............      NR/NR/NR           18,707       0.5    $ 40.65         760,500       0.6   Multiple Spaces(3)
Nourison Rug Corp. ..............      NR/NR/NR           18,586       0.5    $ 12.50         232,284       0.2        November 2009
Non-major permanent tenants .....                      2,941,067      72.2    $ 29.90      87,944,624      73.8
Exhibition Tenant Space .........                        895,145      22.0    $ 31.35      28,059,307      23.6
Vacant Permanent Space ..........                        129,467       3.2                          0       0.0
                                                       ---------     -----               ------------     -----
TOTAL ...........................                      4,070,908     100.0%              $119,116,623     100.0%
                                                       =========     =====               ============     =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, 13,848 square feet expire in March
     2007, 3,904 square feet expire in October 2007 and 9,525 square feet expire in September 2009.
(3)  Under the terms of multiple leases, 3,426 square feet expire in October
     2005, 7,659 square feet expire in May 2006 and 7,622 square feet expire in
     October 2007.



-------------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE      % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING      SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------------

     2005           468        $29.29        703,815         22.2%           22.2%          22.6%            22.6%
     2006           440        $30.31        674,250         21.2%           43.4%          22.4%            45.1%
     2007           449        $31.00        783,127         24.7%           68.1%          26.7%            71.7%
     2008           167        $29.93        383,431         12.1%           80.1%          12.6%            84.4%
     2009           131        $28.69        420,358         13.2%           93.4%          13.2%            97.6%
     2010            15        $28.28         57,257          1.8%           95.2%           1.8%            99.4%
     2011             2        $34.66          7,422          0.2%           95.4%           0.3%            99.7%
     2012             2        $19.93         15,788          0.5%           95.9%           0.3%           100.0%
     2013             0        $ 0.00              0          0.0%           95.9%           0.0%           100.0%
     2014             0        $ 0.00              0          0.0%           95.9%           0.0%           100.0%
     2015             1        $ 0.00            848          0.0%           95.9%           0.0%           100.0%
  Thereafter          0        $ 0.00              0          0.0%           95.9%           0.0%           100.0%
    Vacant            0          NA          129,467          4.1%          100.0%           0.0%           100.0%
-------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  AMERICASMART

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "AmericasMart Loan") is secured by a first deed to secure debt encumbering both the fee and leasehold interests in a merchandise mart located in Atlanta, Georgia. The AmericasMart Loan represents approximately 12.7% of the Cut-Off Date Pool Balance. The
     AmericasMart Loan was originated on May 2, 2005, and has a principal balance as of the Cut-Off Date of $204,817,319. The AmericasMart Loan,
     which is evidenced by a pari passu note dated May 2, 2005, is a portion of a whole loan with an original principal balance of $410,000,000. The other loan related to the AmericasMart Loan is evidenced by a separate note, dated May 2, 2005 (the "AmericasMart Pari Passu Loan"), with an original principal balance of $205,000,000.

     The AmericasMart Loan has a remaining term of 119 months and matures on May
     11, 2015. The AmericasMart Loan may be prepaid with the payment of a yield maintenance charge prior to July 11, 2007, permits defeasance with United
     States government obligations from July 11, 2007 until February 10, 2015, and may be prepaid without payment of a yield maintenance charge on or after February 11, 2015.

o    THE BORROWER. The borrower is AmericasMart Real Estate, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the AmericasMart Loan. The sponsor is AMC, Inc., whose controlling principal is John Portman. Mr.
     Portman designed and built the Mortgaged Property and is internationally recognized both as an architect and developer, with over 50 years of expertise in designing hotels, universities, offices, trade marts and mixed-use urban complexes all over the world.

o    THE PROPERTY. The Mortgaged Property is an approximately 4,070,908 square foot merchandise mart, consisting of three integrated, interconnected buildings known as the Merchandise Mart, the Gift Mart and the Apparel
     Mart, situated on approximately 7.8 acres. The Mortgaged Property was constructed in 1961 and renovated in 1992. The Mortgaged Property is located in Atlanta, Georgia. As of April 1, 2005, the occupancy rate for the Mortgaged Property securing the AmericasMart Loan, excluding the exhibition space, was approximately 95.9%.

     The Mortgaged Property consists of approximately 3,175,763 square feet of permanent space tenanted by approximately 1,700 manufacturers and their representatives, with the remaining approximately 895,145 square feet currently designated as exhibition space that is leased to exhibitors during numerous trade shows held throughout the year. The largest tenant represents only approximately 0.7% of the net rentable area, and the average tenant occupies approximately 1,800 square feet. The Mortgaged
     Property is one of the largest wholesale market centers in the nation, and has been positioned as a department store for retailers. The Mortgaged
     Property is designed specifically to showcase such consumer goods and to bring together manufacturers and wholesale representatives with retailers to conduct wholesale trade.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. AMC, Inc., the sponsor, is the property manager for the
     Mortgaged Property securing the AmericasMart Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              REGENCY CENTERS POOL

--------------------------------------------------------------------------------

[PICTURE OMITTED]                                 [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              REGENCY CENTERS POOL

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              REGENCY CENTERS POOL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $123,155,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.030%
 MATURITY DATE                                                     June 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           60 / IO
 LOCKBOX                                                                    None

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                               $123,155,000
 CUT-OFF DATE BALANCE/SF                                                    $123
 CUT-OFF DATE LTV                                                          76.1%
 MATURITY DATE LTV                                                         76.1%
 UW DSCR ON NCF                                                            1.58x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                6
 LOCATION                                                                Various
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                             1,004,867
 OCCUPANCY AS OF MARCH 15, 2005 AND MARCH 31, 2005                         96.6%
 YEAR BUILT / YEAR RENOVATED                                             Various
 APPRAISED VALUE                                                    $161,900,000
 PROPERTY MANAGEMENT                                  Regency Realty Group, Inc.
 UW ECONOMIC OCCUPANCY                                                     93.3%
 UW REVENUES                                                         $15,818,322
 UW TOTAL EXPENSES                                                   $ 5,186,672
 UW NET OPERATING INCOME (NOI)                                       $10,631,650
 UW NET CASH FLOW (NCF)                                              $ 9,780,534
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              REGENCY CENTERS POOL

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY
                                                                         NET
                                                              YEAR    RENTABLE
PROPERTY                                   CITY      STATE   BUILT      AREA      OCCUPANCY*      LARGEST TENANT
-------------------------------------------------------------------------------------------------------------------

Applewood Village Shopping Center     Wheat Ridge     CO      1956      375,622      96.6%      Walmart Stores Inc.
Arapahoe Village Shopping Center      Boulder         CO      1980      159,237      93.6%            Safeway
Rockford Road Plaza Shopping Center   Plymouth        MN      1991      207,897      96.1%         Rainbow Foods
Colonial Square Shopping Center       Wayzata         MN      1959       93,200     100.0%             Lund's
Cherrywood Square Shopping Center     Centennial      CO      1978       86,161      98.7%          King Soopers
Ralston Square Shopping Center        Arvada          CO      1977       82,750      98.0%          King Soopers
                                                                        -------
                                                                      1,004,867      96.6%
                                                                      =========
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                        CUT-OFF     CUT-OFF
                                          DATE       DATE
                                       ALLOCATED     LOAN                  CUT-OFF   UNDERWRITTEN
                                          LOAN      AMOUNT     APPRAISED     DATE      NET CASH     UW NCF  RELEASE
PROPERTY                                 AMOUNT     PER SF       VALUE       LTV         FLOW        DSCR    PRICE
-------------------------------------------------------------------------------------------------------------------

Applewood Village Shopping Center    $ 42,000,000    $112    $ 52,500,000    80.0%   $ 3,310,258    1.57x    110%
Arapahoe Village Shopping Center       26,454,000    $166      36,100,000    73.3%     2,089,892    1.57x    110%
Rockford Road Plaza Shopping Center    23,884,000    $115      30,500,000    78.3%     1,920,516    1.60x    110%
Colonial Square Shopping Center        15,122,000    $162      20,800,000    72.7%     1,194,663    1.57x    110%
Cherrywood Square Shopping Center       8,720,000    $101      12,000,000    72.7%       703,381    1.60x    110%
Ralston Square Shopping Center          6,975,000    $ 84      10,000,000    69.8%       561,824    1.60x    110%
                                     ------------            ------------            -----------
                                     $123,155,000    $123    $161,900,000    76.1%   $ 9,780,534    1.58x
                                     ============            ============            ===========
-------------------------------------------------------------------------------------------------------------------


*    As of March 15, 2005, for Applewood Village Shopping Center and as of March
     31, 2005, for the other Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              REGENCY CENTERS POOL

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                              % OF
                                  RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL      DATE OF LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT         EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

TOP 10 TENANTS
King Soopers ...............     Baa2/BBB/BBB       178,025      17.7%   $  5.46    $   971,175       8.7%  Multiple Leases(2)
Walmart Stores Inc .........      Aa2/AA/AA         137,869      13.7    $  6.39        880,983       7.9         January 2008
Rainbow Foods ..............       NR/NR/NR          65,608       6.5    $  8.65        567,509       5.1       September 2011
Petsmart ...................      NR/BB-/NR          51,965       5.2    $  9.49        493,039       4.4   Multiple Leases(3)
Lund's .....................       NR/NR/NR          43,978       4.4    $  8.24        362,379       3.3        December 2013
Safeway ....................     Baa2/BBB/BBB        43,500       4.3    $  6.28        273,180       2.5        November 2006
Applejack Liquors ..........       NR/NR/NR          37,315       3.7    $  8.69        324,184       2.9            June 2018
Home Goods .................       NR/NR/NR          25,855       2.6    $ 10.00        258,550       2.3        November 2014
TJ Maxx ....................       A3/A/NR           25,200       2.5    $  7.50        189,000       1.7         January 2007
Famous Footwear ............      B1/BB/BB+          20,515       2.0    $ 15.64        320,946       2.9   Multiple Leases(4)
Non-major tenants ..........                        341,057      33.9    $ 19.00      6,481,223      58.3
Vacant .....................                         33,980       3.4                         0       0.0
                                                    -------     -----               -----------     -----
TOTAL ......................                      1,004,867     100.0%              $11,122,167     100.0%
                                                  =========     =====               ===========     =====
-------------------------------------------------------------------------------------------------------------------------------


Notes:

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, 55,311 square feet expire in January
     2007, 51,640 square feet expire in June 2008, and 71,074 square feet expire in October 2022.
(3)  Under the terms of multiple leases, 25,050 square feet expire in April 2010 and 26,915 square feet expire in January 2011.
(4)  Under the terms of multiple leases, 7,900 square feet expire in December
     2006, 4,893 square feet expire in October 2007, and 7,722 square feet expire in December 2011.



--------------------------------------------------------------------------------------------------------------
                                          LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------
                               WA BASE                             CUMULATIVE                    CUMULATIVE %
                # OF LEASES    RENT/SF    TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING      ROLLING     ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
--------------------------------------------------------------------------------------------------------------

     2005           19         $ 18.92     32,071         3.2%          3.2%          5.5%            5.5%
     2006           26         $ 13.73     96,086         9.6%         12.8%         11.9%           17.3%
     2007           29         $ 12.02    175,795        17.5%         30.2%         19.0%           36.3%
     2008           10         $  7.21    212,425        21.1%         51.4%         13.8%           50.1%
     2009           12         $ 20.13     32,545         3.2%         54.6%          5.9%           56.0%
     2010           13         $ 14.97     64,224         6.4%         61.0%          8.6%           64.6%
     2011            9         $ 11.83    123,879        12.3%         73.3%         13.2%           77.8%
     2012            3         $ 22.36     16,903         1.7%         75.0%          3.4%           81.2%
     2013            4         $  7.09     65,058         6.5%         81.5%          4.1%           85.3%
     2014            2         $ 10.68     26,955         2.7%         84.2%          2.6%           87.9%
     2015            2         $ 26.28     16,557         1.6%         85.8%          3.9%           91.8%
  Thereafter         3         $  8.37    108,389        10.8%         96.6%          8.2%          100.0%
    Vacant           0              NA     33,980         3.4%        100.0%          0.0%          100.0%
--------------------------------------------------------------------------------------------------------------


*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              REGENCY CENTERS POOL

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Regency Centers Pool Loan") is secured by first deeds of trust or mortgages encumbering 6 retail properties located in Colorado (4 Mortgaged Properties) and Minnesota (2 Mortgaged
     Properties). The Regency Centers Pool Loan represents approximately 7.6% of the Cut-Off Date Pool Balance. The Regency Centers Pool Loan was originated on June 1, 2005, and will have an aggregate principal balance as of the
     Cut-Off Date of $123,155,000. The Regency Centers Pool Loan provides for interest-only payments for the entire loan term.

     The Regency Centers Pool Loan has a remaining term of 60 months and matures on June 11, 2010. The Regency Centers Pool Loan may be prepaid on or after
     March 11, 2010, and permits defeasance with United States government obligations or prepayment with a yield maintenance charge beginning three years after the Closing Date.

o    THE BORROWER. The borrower is US Retail Properties, LLC, a special purpose entity. The sponsors of the borrower are Regency Centers Corporation and
     Macquarie Country Wide Trust. Regency Centers Corporation is an owner, operator and developer of grocery-anchored neighborhood and community shopping centers with a portfolio of approximately 29.9 million square feet. Macquarie Country Wide Trust is based in Australia and invests worldwide in grocery-anchored shopping centers with 75% of its portfolio in the United States.

o    THE PROPERTIES. The Mortgaged Properties consist of 6 retail centers containing, in the aggregate, 1,004,867 square feet of retail space. Each
     Mortgaged Property is a grocery-anchored retail center. As of March 31,
     2005 (or March 15, 2005 for Applewood Village Shopping Center), the average occupancy rate for the Mortgaged Properties securing the Retail Centers
     Pool Loan was approximately 96.6%.

o    SUBSTITUTION. The borrower may substitute one or more of the Mortgaged
     Properties with properties of like kind and quality upon mortgagee consent and satisfaction of certain conditions set forth under the loan documents, including without limitation: (i) the satisfaction of certain loan-to-value and debt service coverage tests, (ii) the borrower provides an opinion of counsel that the proposed substitution will not adversely affect the REMIC status of the Trust Fund, and (iii) a written confirmation from the Rating
     Agencies that any ratings of the Certificates will not, as a result of the proposed substitution, be downgraded, qualified or withdrawn.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Regency Realty Group, Inc. is the property manager for the
     Mortgaged Properties securing the Regency Centers Pool Loan. Regency Realty
     Group, Inc. is a real estate investment, advisory and management company with approximately 15 million square feet under management.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  U.S. BANCORP

--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  U.S. BANCORP

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  U.S. BANCORP

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $105,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    6.5%

 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                Wells Real Estate Investment Trust, Inc.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.290%
 MATURITY DATE                                                      May 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          119 / IO
 LOCKBOX                                                                    None
 SHADOW RATING (S&P/FITCH)*                                            BBB-/BBB-

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                               $105,000,000
 CUT-OFF DATE BALANCE/SF                                                    $113
 CUT-OFF DATE LTV                                                          51.5%
 MATURITY DATE LTV                                                         51.5%
 UW DSCR ON NCF                                                            2.45x
--------------------------------------------------------------------------------
*    S&P and Fitch have confirmed that the U.S. Bancorp Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Minneapolis, MN
 PROPERTY TYPE                                                      Office - CBD
 SIZE (SF)                                                               929,694
 OCCUPANCY AS OF MARCH 30, 2005                                            98.2%
 YEAR BUILT / YEAR RENOVATED                                           2000 / NA
 APPRAISED VALUE                                                    $204,000,000
 PROPERTY MANAGEMENT                              Wells Management Company, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                         $25,758,823
 UW TOTAL EXPENSES                                                   $10,936,877
 UW NET OPERATING INCOME (NOI)                                       $14,821,946
 UW NET CASH FLOW (NCF)                                              $13,635,641
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  U.S. BANCORP

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               NET      % OF NET                             % OF
                                             RATINGS*        RENTABLE   RENTABLE   ACTUAL                   ACTUAL    DATE OF LEASE
                TENANT                  MOODY'S/S&P/FITCH   AREA (SF)     AREA    RENT PSF   ACTUAL RENT     RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

U.S. Bancorp .........................      Aa2/A+/AA-       715,961       77.0%  $ 16.69    $11,950,981      75.6%        May 2014
Northern States Power ................     Baa1/BBB/BBB       55,363        6.0   $ 18.50      1,024,216       6.5        June 2006
Robert Half International Inc. .......       NR/NR/NR         19,419        2.1   $ 20.04        389,157       2.5       March 2010
McGrain Shea Franzen .................       NR/NR/NR         16,251        1.7   $ 20.36        330,870       2.1       April 2008
Red Sky Partners .....................       NR/NR/NR         12,709        1.4   $ 16.14        205,123       1.3   September 2006
Non-major tenants ....................                        93,576       10.1   $ 20.30      1,899,732      12.0
Vacant ...............................                        16,415        1.8                        0       0.0
                                                             -------      -----              -----------     -----
TOTAL ................................                       929,694      100.0%             $15,800,078     100.0%
                                                             =======      =====              ===========     =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



---------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE %                        CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL         OF SF         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*       ROLLING*       RENT ROLLING*        ROLLING*
---------------------------------------------------------------------------------------------------------------------------

     2005             5        $30.63           901           0.1%             0.1%             0.2%              0.2%
     2006             6        $18.17        81,063           8.7%             8.8%             9.3%              9.5%
     2007             8        $17.28        21,530           2.3%            11.1%             2.4%             11.8%
     2008             4        $19.51        26,291           2.8%            14.0%             3.2%             15.1%
     2009             1       $240.00            15           0.0%            14.0%             0.0%             15.1%
     2010             6        $19.88        42,151           4.5%            18.5%             5.3%             20.4%
     2011             1        $18.50         5,566           0.6%            19.1%             0.7%             21.1%
     2012             2        $22.13        10,058           1.1%            20.2%             1.4%             22.5%
     2013             0         $0.00             0           0.0%            20.2%             0.0%             22.5%
     2014            33        $16.69       715,961          77.0%            97.2%            75.6%             98.1%
     2015             1        $28.07         9,743           1.0%            98.2%             1.7%             99.9%
  Thereafter          4         $0.00             0           0.0%            98.2%             0.1%            100.0%
    Vacant            0            NA        16,415           1.8%           100.0%             0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------


*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  U.S. BANCORP

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "U.S. Bancorp Loan") is secured by a first mortgage encumbering an office building located in Minneapolis, Minnesota.
     The U.S. Bancorp Loan represents approximately 6.5% of the Cut-Off Date
     Pool Balance. The U.S. Bancorp Loan was originated on May 5, 2005, and has a principal balance as of the Cut-Off Date of $105,000,000. The U.S.
     Bancorp Loan provides for interest-only payments for the entire loan term.

     The U.S. Bancorp Loan has a remaining term of 119 months and matures on May
     11, 2015. The U.S. Bancorp Loan may be prepaid on or after March 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Wells REIT-800 Nicollett Avenue Owner, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the U.S.
     Bancorp Loan. The sponsor is Wells Real Estate Investment Trust, Inc.
     ("Wells REIT"), a public real estate investment trust based in Atlanta,
     Georgia, which focuses on acquiring and operating high-grade commercial office, industrial, government and education buildings under long-term leases to high net worth companies, government agencies and institutions.
     As of year end 2004, Wells REIT owned 112 properties totaling 25 million square feet located in 26 states and the District of Columbia.

o    THE PROPERTY. The Mortgaged Property is an approximately 929,694 square foot office building situated on approximately 1.2 acres. The Mortgaged
     Property was constructed in 2000, and is located in Minneapolis, Minnesota.
     As of March 30, 2005, the occupancy rate for the Mortgaged Property securing the U.S. Bancorp Loan was approximately 98.2%.

     The largest tenant is U.S. Bancorp occupying approximately 715,961 square feet, or approximately 77.0% of the net rentable area. U.S. Bancorp, headquartered in the Mortgaged Property, is a financial holding company which provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions. Major lines of business provided by U.S. Bancorp through U.S. Bank and other subsidiaries include wholesale banking; payment services; private client, trust and asset management, and consumer banking services. The U.S. Bancorp lease expires in May 2014. As of May 16, 2005, U.S. Bancorp was rated "Aa2" (Moody's), "A+" (S&P) and
     "AA-" (Fitch). The second largest tenant is Northern States Power occupying approximately 55,363 square feet, or approximately 6.0% of the net rentable area. Northern States Power's principal activity is the generation, transmission and distribution of electricity. The Northern States Power lease expires in June 2006. As of May 16, 2005, Northern States Power was
     rated "Baa1" (Moody's), "BBB" (S&P) and "BBB" (Fitch). The third largest tenant is Robert Half International Inc. ("Robert Half"), occupying approximately 19,419 square feet, or approximately 2.1% of the net rentable area. Robert Half provides specialized staffing and risk consulting services through such divisions as Accountemps, Robert Half Finance and
     Accounting, and OfficeTeam. The Robert Half lease expires in March 2010.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Wells Management Company, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the U.S. Bancorp
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              50 WEST 23RD STREET

--------------------------------------------------------------------------------

[PICTURE OMITTED]                                      [PICTURE OMITTED]

[PICTURE OMITTED]                                      [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              50 WEST 23RD STREET

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              50 WEST 23RD STREET

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $75,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    4.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                          Joseph Moinian
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.390%
 MATURITY DATE                                                 November 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         66
 ORIGINAL TERM / AMORTIZATION                                            66 / IO
 REMAINING TERM / AMORTIZATION                                           65 / IO
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                       Yes
   ENGINEERING                         $5,250
   MASTER LEASE*                       $10,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                       Yes
   REPLACEMENT                         $5,566
   TI/LC                               $12,523

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $75,000,000
 CUT-OFF DATE BALANCE/SF                                                    $225
 CUT-OFF DATE LTV                                                          79.8%
 MATURITY DATE LTV                                                         79.8%
 UW DSCR ON NCF                                                            1.28x
--------------------------------------------------------------------------------
*    Serves as collateral for the Master Lease, and equals the annual rent due under the Master Lease. Funds will be released as the master leased space is leased to third party tenants, who are in occupancy and paying rent.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               333,959
 OCCUPANCY AS OF APRIL 19, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                         1923 / 1990
 APPRAISED VALUE                                                     $94,000,000
 PROPERTY MANAGEMENT                         Newmark & Company Real Estate, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $8,993,729
 UW TOTAL EXPENSES                                                    $3,369,132
 UW NET OPERATING INCOME (NOI)                                        $5,624,597
 UW NET CASH FLOW (NCF)                                               $5,173,426
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              50 WEST 23RD STREET

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                            % OF
                                         RATINGS(1)       RENTABLE   RENTABLE   ACTUAL                  ACTUAL      DATE OF LEASE
TENANT                               MOODY'S/S&P/FITCH   AREA (SF)     AREA    RENT PSF  ACTUAL RENT     RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

 JAM 23RD STREET LLC(2) ............      NR/NR/NR         69,782       20.9%   $30.19   $ 2,106,900      24.6%            May 2015
 Board of Education of the City ....      NR/NR/NR         64,000       19.2    $13.50       864,000      10.1            July 2010
 Vollmer Associates ................      NR/NR/NR         50,443       15.1    $32.83     1,656,064      19.3    Multiple Spaces(3)
 Peter Kump SCA Enterprises ........      NR/NR/NR         43,473       13.0    $24.11     1,048,242      12.2    Multiple Spaces(4)
 Playmate Toys .....................      NR/NR/NR         21,230        6.4    $16.00       339,680       4.0         October 2006
 Non-major tenants .................                       85,031       25.5    $30.19     2,567,021      29.9
 Vacant ............................                            0        0.0                       0       0.0
                                                           ------      -----             -----------     -----
 TOTAL .............................                      333,959      100.0%            $ 8,581,907     100.0%
                                                          =======      =====             ===========     =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  This tenant is a master lease guaranteed by the sponsor, Joseph Moinian.
     The master lease consists of 58,600 square feet of office space, currently occupied by Gibbs and Cox who will vacate in August 2005, as well as 11,182 square feet of ground floor retail and basement space.
(3)  Under the terms of multiple leases, 6,326 square feet expire in June 2005 and 44,117 square feet expire in July 2017.
(4)  Under the terms of multiple leases, 19,510 square feet expire in May 2010, and 23,963 square feet expire in May 2014.



------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                    CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING      SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005            4         $23.74         6,326           1.9%            1.9%           1.7%             1.7%
     2006            2         $17.73        24,230           7.3%            9.1%           5.0%             6.8%
     2007            2         $24.18        10,145           3.0%           12.2%           2.9%             9.6%
     2008            1         $67.64         3,300           1.0%           13.2%           2.6%            12.2%
     2009            2         $25.87        13,838           4.1%           17.3%           4.2%            16.4%
     2010            4         $15.63        83,510          25.0%           42.3%          15.2%            31.6%
     2011            0         $ 0.00             0           0.0%           42.3%           0.0%            31.6%
     2012            1         $29.11        21,200           6.3%           48.7%           7.2%            38.8%
     2013            0         $ 0.00             0           0.0%           48.7%           0.0%            38.8%
     2014            6         $26.62        55,960          16.8%           65.4%          17.4%            56.1%
     2015            3         $30.19        69,782          20.9%           86.3%          24.6%            80.7%
  Thereafter         2         $36.28        45,668          13.7%          100.0%          19.3%           100.0%
    Vacant           0             NA             0           0.0%          100.0%           0.0%           100.0%
------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              50 WEST 23RD STREET

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "50 West 23rd Street Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 50 West 23rd Street Loan represents approximately 4.6% of the
     Cut-Off Date Pool Balance. The 50 West 23rd Street Loan was originated on
     May 9, 2005, and has a principal balance as of the Cut-Off Date of
     $75,000,000. The 50 West 23rd Street Loan provides for interest-only payments for the entire loan term.

     The 50 West 23rd Street Loan has a remaining term of 65 months and matures on November 11, 2010. The 50 West 23rd Street Loan may be prepaid on or after September 11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Mantana LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 50 West 23rd Street Loan. The sponsor is Joseph
     Moinian, founder of The Moinian Group. Mr. Moinian has been actively involved in New York City commercial real estate for over 15 years and currently controls a portfolio of properties, which includes over 6 million square feet of office space and approximately 1,200 apartment units.

o    THE PROPERTY. The Mortgaged Property is an approximately 333,959 square foot office building situated on approximately 0.6 acres. The Mortgaged
     Property was constructed in 1923 and renovated in 1990. The Mortgaged
     Property is located in New York, New York. As of April 19, 2005, the occupancy rate for the Mortgaged Property securing the 50 West 23rd Street
     Loan was approximately 100.0%.

     The largest tenant is JAM 23rd Street LLC, under a master lease (the
     "Master Lease"), occupying approximately 69,782 square feet, or approximately 20.9% of the net rentable area. The Master Lease is guaranteed by Joseph Moinian and encompasses the space currently occupied by Gibbs & Cox, who is vacating the premises in August 2005. This space includes the 9th and 10th floors, as well as approximately 11,182 square feet of ground floor retail and basement level space. The Master Lease expires in May 2015; however, the Master Lease obligation will be reduced dollar for dollar by any new lease entered into at the Mortgaged Property in accordance with the criteria set forth in the related Mortgage Loan documents. The second largest tenant is the Board of Education of the City
     ("Board of Education"), occupying approximately 64,000 square feet, or approximately 19.2% of the net rentable area. The Board of Education operates a high school on the 2nd and 3rd floors of the Mortgaged Property.
     The Board of Education lease expires in July 2010. The third largest tenant is Vollmer Associates ("Vollmer"), occupying approximately 50,443 square feet, or approximately 15.1% of the net rentable area. Vollmer is a leading engineering and landscape architectural firm. The Vollmer leases expire in
     June 2005 (approximately 6,326 square feet) and July 2017 (approximately
     44,117 square feet).

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 50 West 23rd Street Loan.
     Newmark is headquartered in Manhattan and provides comprehensive real estate services to many of the world's largest corporations, property owners, investors and developers. Newmark manages and/or leases approximately 50 million square feet of commercial space nationally.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              600 COMMUNITY DRIVE

--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              600 COMMUNITY DRIVE

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              600 COMMUNITY DRIVE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $50,595,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                         Howard Michaels
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                          5.64183%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          120 / IO
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   ENGINEERING                      $1,250

 ONGOING MONTHLY RESERVES
   REPLACEMENT                      $7,373

 ADDITIONAL FINANCING               Mezzanine Debt                    $9,000,000

 CUT-OFF DATE BALANCE                                                $50,595,000
 CUT-OFF DATE BALANCE/SF                                                    $200
 CUT-OFF DATE LTV                                                          70.3%
 MATURITY DATE LTV                                                         70.3%
 UW DSCR ON NCF                                                            1.55x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Manhasset, NY
 PROPERTY TYPE                                                 Office - Suburban
 SIZE (SF)                                                               252,774
 OCCUPANCY AS OF JANUARY 7, 2005                                          100.0%
 YEAR BUILT / YEAR RENOVATED                                           1983 / NA
 APPRAISED VALUE                                                     $72,000,000
 PROPERTY MANAGEMENT                                    JSD Property Manager LLC
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $7,771,361
 UW TOTAL EXPENSES                                                    $3,011,155
 UW NET OPERATING INCOME (NOI)                                        $4,760,206
 UW NET CASH FLOW (NCF)                                               $4,420,905
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              600 COMMUNITY DRIVE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                              RATINGS          NET        % OF NET                                     % OF         DATE OF
                             MOODY'S/        RENTABLE     RENTABLE      ACTUAL                        ACTUAL         LEASE
         TENANT             S&P/FITCH*      AREA (SF)       AREA       RENT PSF     ACTUAL RENT        RENT        EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

CMP Media LLC .........    Baa2/BBB-/NR      252,774        100.0%      $21.37       $5,402,356        100.0%     October 2014
Vacant ................                            0          0.0                             0          0.0
                                             -------        -----                   -----------        -----
TOTAL .................                      252,774        100.0%                   $5,402,356        100.0%
                                             =======        =====                   ===========        =====
--------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



----------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE                       CUMULATIVE
                   LEASES      RENT/SF      TOTAL SF     % OF TOTAL       % OF SF       % OF ACTUAL     % OF ACTUAL
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING       ROLLING      RENT ROLLING     RENT ROLLING
----------------------------------------------------------------------------------------------------------------------

     2014            1         $21.37       252,774         100.0%         100.0%          100.0%           100.0%
  Thereafter         0         $ 0.00             0           0.0%         100.0%            0.0%           100.0%
    Vacant           0             NA             0           0.0%         100.0%            0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              600 COMMUNITY DRIVE

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "600 Community Drive Loan") is secured by a first mortgage encumbering an office building located in Manhasset, New
     York. The 600 Community Drive Loan represents approximately 3.1% of the
     Cut-Off Date Pool Balance. The 600 Community Drive Loan was originated on
     June 3, 2005, and has a principal balance as of the Cut-Off Date of
     $50,595,000. The 600 Community loan provides for interest-only payments for the entire loan term.

     The 600 Community Drive Loan has a remaining term of 120 months and matures on June 11, 2015. The 600 Community Drive Loan may be prepaid on or after
     April 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 600 Community LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 600 Community Drive Loan. The sponsor is Howard Michaels.

o    THE PROPERTY. The Mortgaged Property is an approximately 252,774 square foot office building situated on approximately 8.9 acres. The Mortgaged
     Property was constructed in 1983 and is located in Manhasset, New York, within the Nassau-Suffolk, New York metropolitan statistical area. As of
     January 7, 2005, the occupancy rate for the Mortgaged Property securing the
     600 Community Drive Loan was 100.0%.

     The sole tenant at the Mortgaged Property is CMP Media LLC, a subsidiary of
     United Business Media plc ("UBM"). CMP Media LLC leases approximately
     252,774 square feet, or 100% of the net rentable area, and has been in occupancy since 1990. UBM is a market information company that provides professional media and market information solutions to customers. It operates in three business areas: professional media (through CMP Media
     LLC), news distribution and market research. The CMP Media LLC lease expires in October 2014.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MEZZANINE DEBT. There is an existing mezzanine loan in the amount of
     $9,000,000. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower.

o    MANAGEMENT. JSD Property Manager LLC is the property manager for the
     Mortgaged Property securing the 600 Community Drive Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  THE GALLERIA

--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  THE GALLERIA

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  THE GALLERIA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $50,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                          Joseph Moinian
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.410%
 MATURITY DATE                                                     June 11, 2012
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                            84 / IO
 REMAINING TERM / AMORTIZATION                                           84 / IO
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
  ENGINEERING                         $75,875

 ONGOING MONTHLY RESERVES
  REPLACEMENT                         $2,532
  TI/LC                              $12,659

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $50,000,000
 CUT-OFF DATE BALANCE/SF                                                    $329
 CUT-OFF DATE LTV                                                          79.4%
 MATURITY DATE LTV                                                         79.4%
 UW DSCR ON NCF                                                            1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                      Office - CBD
 SIZE (SF)                                                               151,911
 OCCUPANCY AS OF FEBRUARY 23, 2005                                         99.8%
 YEAR BUILT / YEAR RENOVATED                                         1974 / 1994
 APPRAISED VALUE                                                     $63,000,000
 PROPERTY MANAGEMENT                                       Cushman and Wakefield
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $6,532,497
 UW TOTAL EXPENSES                                                    $2,987,630
 UW NET OPERATING INCOME (NOI)                                        $3,544,867
 UW NET CASH FLOW (NCF)                                               $3,288,879
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  THE GALLERIA

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET                              % OF        DATE OF
                                       RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
             TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Whitehall Dev. Corp. ...........       NR/NR/NR         26,976       17.8%    $20.39     $  550,041       9.7%   February 2016
Hair Club for Men Ltd. .........       NR/NR/NR         18,586       12.2     $42.96        798,387      14.1   September 2012
KickstartUSA ...................       NR/NR/NR         16,979       11.2     $54.24        920,941      16.2    December 2012
Honors LLC .....................       NR/NR/NR         10,542        6.9     $28.00        295,176       5.2     January 2007
US Legal Support ...............       NR/NR/NR          9,099        6.0     $40.00        363,960       6.4         May 2007
Non-major tenants ..............                        69,429       45.7     $39.48      2,741,023      48.3
Vacant .........................                           300        0.2                         0       0.0
                                                        ------      -----               -----------     -----
TOTAL ..........................                       151,911      100.0%               $5,669,527     100.0%
                                                       =======      =====               ===========     =====
-------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                                                           CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING      SF ROLLING*     % OF SF ROLLING*     RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------------

     2005            1          $28.50        8,481           5.6%               5.6%               4.3%              4.3%
     2006            1          $29.00        1,655           1.1%               6.7%               0.8%              5.1%
     2007            8          $34.81       28,488          18.8%              25.4%              17.5%             22.6%
     2008            4          $41.12       11,207           7.4%              32.8%               8.1%             30.7%
     2009            2          $50.01        3,473           2.3%              35.1%               3.1%             33.8%
     2010            0          $ 0.00            0           0.0%              35.1%               0.0%             33.8%
     2011            1          $50.00        1,569           1.0%              36.1%               1.4%             35.2%
     2012            6          $45.07       44,733          29.4%              65.6%              35.6%             70.7%
     2013            1          $35.57        2,731           1.8%              67.4%               1.7%             72.5%
     2014            3          $45.28       15,831          10.4%              77.8%              12.6%             85.1%
     2015            1          $51.00        2,410           1.6%              79.4%               2.2%             87.3%
  Thereafter         3          $23.26       31,033          20.4%              99.8%              12.7%            100.0%
    Vacant           0              NA          300           0.2%             100.0%               0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                  THE GALLERIA

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan ("The Galleria Loan") is secured by a first mortgage encumbering an office building located in New York, New York. The
     Galleria Loan represents approximately 3.1% of the Cut-Off Date Pool
     Balance. The Galleria Loan will be originated on June 9, 2005, and will have a principal balance as of the Cut-Off Date of $50,000,000. The
     Galleria Loan provides for interest-only payments for the entire loan term.

     The Galleria Loan has a remaining term of 84 months and matures on June 11,
     2012. The Galleria Loan may be prepaid on or after April 11, 2012, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Eldad Prime LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Galleria Loan. The sponsor is Joseph
     Moinian, founder of The Moinian Group. Mr. Moinian has been actively involved in New York City commercial real estate for over 15 years and currently controls a portfolio of properties, which includes over 6 million square feet of office space and approximately 1,200 apartment units.

o    THE PROPERTY. The Mortgaged Property is an approximately 151,911 square foot office building situated on approximately 0.4 acres. The Mortgaged
     Property was constructed in 1974 and renovated in 1994. The Mortgaged
     Property is located in New York, New York. As of February 23, 2005, the occupancy rate for the Mortgaged Property securing The Galleria Loan was approximately 99.8%.

     The largest tenant is Whitehall Dev. Corp. ("Whitehall Developments"), occupying approximately 26,976 square feet, or approximately 17.8% of the net rentable area. Whitehall Developments operates a New York Health and
     Racquet Club ("NYHRC") in the Mortgaged Property. NYHRC provides health and fitness related services. The Whitehall Developments lease expires in
     February 2016. The second largest tenant is Hair Club for Men, Ltd. ("Hair
     Club"), occupying approximately 18,586 square feet, or approximately 12.2%
     of the net rentable area. Hair Club is a leading provider of hair loss solutions, including non-surgical hair replacement; hair transplantation;
     and hair therapy programs that incorporate hair re-growth agents. The Hair
     Club lease expires in September 2012. The third largest tenant is
     KickstartUSA ("Kickstart"), occupying approximately 16,979 square feet, or approximately 11.2% of the net rentable area. Kickstart is an executive suites business co-owned by Mr. Moinian, the sponsor of the Mortgage Loan.
     The Kickstart lease expires in December 2012.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. Cushman and Wakefield is the property manager for the Mortgaged
     Property securing The Galleria Loan. Cushman and Wakefield provides comprehensive property management services to a wide portfolio of quality office, industrial, and retail properties. Cushman and Wakefield manages approximately 300 million square feet of commercial space nationally.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 WESLAYAN PLAZA

--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 WESLAYAN PLAZA

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 WESLAYAN PLAZA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $45,007,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.120%
 MATURITY DATE                                                     June 11, 2011
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         72
 ORIGINAL TERM / AMORTIZATION                                            72 / IO
 REMAINING TERM / AMORTIZATION                                           72 / IO
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   ENGINEERING                       $164,824

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $45,007,000
 CUT-OFF DATE BALANCE/SF                                                    $126
 CUT-OFF DATE LTV                                                          76.9%
 MATURITY DATE LTV                                                         76.9%
 UW DSCR ON NCF                                                            1.65x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Houston, TX
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                               357,250
 OCCUPANCY AS OF MARCH 31, 2005                                            95.3%
 YEAR BUILT / YEAR RENOVATED                                         1969 / 2000
 APPRAISED VALUE                                                     $58,500,000
 PROPERTY MANAGEMENT                                  Regency Realty Group, Inc.
 UW ECONOMIC OCCUPANCY                                                     93.9%
 UW REVENUES                                                          $6,097,407
 UW TOTAL EXPENSES                                                    $1,896,682
 UW NET OPERATING INCOME (NOI)                                        $4,200,724
 UW NET CASH FLOW (NCF)                                               $3,813,505
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 WESLAYAN PLAZA

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                              % OF        DATE OF
                                      RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
TENANT                           MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Randalls ......................     Baa2/BBB/BBB       51,960       14.5%    $ 7.31    $  379,828        8.4%      June 2008
Berings .......................       NR/NR/NR         29,484        8.3     $ 9.22       271,746        6.0    October 2008
Ross Stores Texas, LP .........      NR/BBB/NR         28,556        8.0     $13.25       378,367        8.4    January 2013
Michaels ......................      Ba1/BB+/NR        27,168        7.6     $ 9.50       258,096        5.7   February 2009
Linens N Things ...............       NR/NR/NR         24,722        6.9     $11.50       284,303        6.3    January 2013
Non-major tenants .............                       178,572       50.0     $16.37     2,922,887       65.0
Vacant ........................                        16,788        4.7                        0        0.0
                                                      -------      -----               ----------      -----
TOTAL .........................                       357,250      100.0%              $4,495,227      100.0%
                                                      =======      =====               ==========      =====
-----------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



----------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------
                  # OF     WA BASE                              CUMULATIVE                    CUMULATIVE %
                 LEASES    RENT/SF    TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING    SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
----------------------------------------------------------------------------------------------------------

     2005          14      $19.91      40,822        11.4%         11.4%         18.1%           18.1%
     2006           6      $14.08      36,368        10.2%         21.6%         11.4%           29.5%
     2007           9      $15.69      41,784        11.7%         33.3%         14.6%           44.1%
     2008           5      $ 7.78      93,976        26.3%         59.6%         16.3%           60.3%
     2009          10      $14.62      55,879        15.6%         75.2%         18.2%           78.5%
     2010           0      $ 0.00           0         0.0%         75.2%          0.0%           78.5%
     2011           0      $ 0.00           0         0.0%         75.2%          0.0%           78.5%
     2012           0      $ 0.00           0         0.0%         75.2%          0.0%           78.5%
     2013           2      $12.44      53,278        14.9%         90.2%         14.7%           93.2%
     2014           2      $17.34       4,620         1.3%         91.5%          1.8%           95.0%
     2015           1      $23.00       2,185         0.6%         92.1%          1.1%           96.1%
  Thereafter        1      $15.00      11,550         3.2%         95.3%          3.9%          100.0%
    Vacant          0          NA      16,788         4.7%        100.0%          0.0%          100.0%
----------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 WESLAYAN PLAZA

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Weslayan Plaza Loan") is secured by a first mortgage encumbering a retail center located in Houston, Texas. The
     Weslayan Plaza Loan represents approximately 2.8% of the Cut-Off Date Pool
     Balance. The Weslayan Plaza Loan was originated on June 1, 2005, and has a principal balance as of the Cut-Off Date of $45,007,000. The Weslayan Plaza
     Loan provides for interest-only payments for the entire loan term.

     The Weslayan Plaza Loan has a remaining term of 72 months and matures on
     June 11, 2011. The Weslayan Plaza Loan may be prepaid on or after March 11,
     2011, and permits defeasance with United States government obligations or prepayment with a yield maintenance charge beginning three years after the
     Closing Date.

o    THE BORROWER. The borrower is FW TX-Weslayan Plaza, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Weslayan Plaza Loan. The sponsors of the borrower are Regency Centers Corporation and Macquarie Country Wide
     Trust. Regency Centers Corporation is an owner, operator and developer of grocery-anchored neighborhood and community shopping centers with a portfolio of approximately 29.9 million square feet. Macquarie Country Wide
     Trust is based in Australia and invests worldwide in grocery-anchored shopping centers with approximately 75% of its portfolio in the United
     States.

o    THE PROPERTY. The Mortgaged Property is an approximately 357,250 square foot anchored retail center situated on approximately 24.6 acres. The
     Mortgaged Property was constructed in 1969 and was renovated in 2000. The
     Mortgaged Property is located in Houston, Texas. As of March 31, 2005, the occupancy rate for the Mortgaged Property securing the Weslayan Plaza Loan was approximately 95.3%.

     The largest tenant is Randalls, occupying approximately 51,960 square feet, or approximately 14.5% of the net rentable area. Randalls, a subsidiary of
     Safeway, Inc. ("Safeway"), is a food and drug retailer which offers food and general merchandise, as well as various specialty departments, such as a bakery, delicatessen, floral shop and pharmacy. The Randalls lease expires in June 2008. As of May 25, 2005, Safeway was rated "Baa2"
     (Moody's), "BBB" (S&P) and "BBB" (Fitch). The second largest tenant is
     Berings, occupying approximately 29,484 square feet, or approximately 8.3%
     of the net rentable area. Berings is a Houston-based specialty shop offering a mixture of products, including hardware, gifts, items for the kitchen and the yard, gourmet coffee and customized stationery. The Berings lease expires in October 2008. The third largest tenant is Ross Stores
     Texas, LP ("Ross"), occupying approximately 28,556 square feet, or approximately 8.0% of the net rentable area. Ross operates a Ross Dress for
     Less store, which offers brand name and designer merchandise at discount prices. The Ross lease expires in January 2013. As of May 25, 2005, Ross was rated "BBB" (S&P).

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Regency Realty Group, Inc., an affiliate of one of the sponsors, is the property manager for the Mortgaged Property securing the
     Weslayan Plaza Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                CENTENNIAL TOWER

--------------------------------------------------------------------------------

                                             [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                CENTENNIAL TOWER

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                CENTENNIAL TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $45,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                              Scott Jackson, Scott Kagan
                                                             and Craig Bernstein
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            6.080%
 MATURITY DATE                                                     June 11, 2010
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                           60 / 360
 REMAINING TERM / AMORTIZATION                                          60 / 360
 LOCKBOX                                                                     Yes
 SHADOW RATING (S&P/FITCH)(*)                                           BBB/BBB-

 UP-FRONT RESERVES
   TAX/INSURANCE                    Yes
   ENGINEERING                      $265,625
   TI/LC                            $2,000,000
   OCCUPANCY LOC                    $1,000,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                    Yes
   REPLACEMENT                      $14,895
   TI/LC                            $26,705

 ADDITIONAL FINANCING               Non-Pooled Component             $22,000,000

                                             POOLED
                                              TRUST                     WHOLE
                                             MORTGAGE                  MORTGAGE
                                              ASSET                      LOAN
                                           -----------               -----------
 CUT-OFF DATE BALANCE                      $45,000,000               $67,000,000
 CUT-OFF DATE BALANCE/SF                       $70                      $105
 CUT-OFF DATE LTV                             59.8%                     89.0%
 MATURITY DATE LTV                            56.0%                     83.3%
 UW DSCR ON NCF                               1.71x                     1.15x
--------------------------------------------------------------------------------

*    S&P and Fitch have confirmed that the Centennial Tower Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Atlanta, GA
 PROPERTY TYPE                                                      Office - CBD
 SIZE (SF)                                                               638,363
 OCCUPANCY AS OF MAY 17, 2005                                              73.2%
 YEAR BUILT / YEAR RENOVATED                                         1973 / 1999
 APPRAISED VALUE                                                     $75,300,000
 PROPERTY MANAGEMENT                                 Jackson Oats Shaw Corporate
                                                         Property Management LLC
 UW ECONOMIC OCCUPANCY                                                     74.2%
 UW REVENUES                                                         $11,159,359
 UW TOTAL EXPENSES                                                    $5,030,779
 UW NET OPERATING INCOME (NOI)                                        $6,128,580
 UW NET CASH FLOW (NCF)                                               $5,569,337
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                CENTENNIAL TOWER

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET                             % OF
                                           RATINGS*        RENTABLE   RENTABLE   ACTUAL                   ACTUAL    DATE OF LEASE
               TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA    RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Turner Broadcasting System .........    Baa1/BBB+/BBB+      91,150       14.3%   $20.54     $1,871,895      19.1%    August 2009
Interland, Inc. ....................       NR/NR/NR         71,317       11.2    $17.77      1,266,954      13.0       July 2009
EZGOV.COM ..........................       NR/NR/NR         37,600        5.9    $25.72        967,072       9.9       June 2006
Connecture .........................       NR/NR/NR         35,880        5.6    $19.57        702,172       7.2   November 2010
GSA Census Bureau ..................     Aaa/AAA/AAA        23,431        3.7    $22.90        536,570       5.5     August 2007
Non-major tenants ..................                       208,029       32.6    $21.31      4,432,973      45.3
Vacant .............................                       170,956       26.8                        0       0.0
                                                           -------      -----              -----------     -----
TOTAL ..............................                       638,363      100.0%              $9,777,635     100.0%
                                                           =======      =====              ===========     =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                                                           CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*     % OF SF ROLLING*     RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------------

     2005             6        $20.59        28,448           4.5%               4.5%               6.0%              6.0%
     2006             4        $25.23        41,790           6.5%              11.0%              10.8%             16.8%
     2007             4        $24.76        42,906           6.7%              17.7%              10.9%             27.6%
     2008             4        $22.82        13,001           2.0%              19.8%               3.0%             30.7%
     2009            16        $19.97       191,531          30.0%              49.8%              39.1%             69.8%
     2010             7        $20.82        76,296          12.0%              61.7%              16.2%             86.0%
     2011             2        $22.72        18,118           2.8%              64.6%               4.2%             90.3%
     2012             1        $ 0.00             0           0.0%              64.6%               0.1%             90.4%
     2013             0        $ 0.00             0           0.0%              64.6%               0.0%             90.4%
     2014             2        $19.52        18,084           2.8%              67.4%               3.6%             94.0%
     2015             0        $ 0.00             0           0.0%              67.4%               0.0%             94.0%
  Thereafter          8        $15.73        37,233           5.8%              73.2%               6.0%            100.0%
    Vacant            0            NA       170,956          26.8%             100.0%               0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                CENTENNIAL TOWER

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Centennial Tower Loan") is secured by a first deed to secure debt encumbering an office building located in
     Atlanta, Georgia. The Centennial Tower Loan represents approximately 2.8%
     of the Cut-Off Date Pool Balance. The Centennial Tower Loan was originated on May 27, 2005. The Centennial Tower Loan is a portion of a whole loan with an original principal balance of $67,000,000. The Centennial Tower
     Loan is deemed to be split into three components (the "Centennial Tower
     Pooled Component", the "Centennial Tower Senior Non-Pooled Component" and
     the "Centennial Tower Junior Non-Pooled Component"), all of which will be assets of the trust. The Centennial Tower Pooled Component has a component principal balance as of the Cut-Off Date of $45,000,000. The component principal balance of the Centennial Tower Senior Non-Pooled Component as of
     the Cut-Off Date is $9,000,000 and the component principal balance of the
     Centennial Tower Junior Non-Pooled Component as of the Cut-Off Date is
     $13,000,000. See "DESCRIPTION OF THE MORTGAGE POOL -- General" in the
     prospectus supplement.

     The Centennial Tower Loan has a remaining term of 60 months and matures on
     June 11, 2010. The Centennial Tower Loan may be prepaid on or after April
     11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers are MHC Centennial, LLC, SK Centennial, LLC and
     SJ Centennial, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Centennial Tower Loan. The sponsors are Craig Bernstein,
     Scott Kagan and Scott Jackson. The Bernstein family recently sold a real estate portfolio that had accumulated to approximately 1,500 multifamily units and approximately 400,000 square feet of commercial space. Mr. Kagan is an Atlanta-based commercial real estate professional and Mr. Jackson is the managing principal of Jackson Oats Shaw Corporate Real Estate, which is based in Atlanta.

o    THE PROPERTY. The Mortgaged Property is an approximately 638,363 square foot office building situated on approximately 1.1 acres. The Mortgaged
     Property was constructed in 1973 and renovated in 1999. The Mortgaged
     Property is located in Atlanta, Georgia. As of May 17, 2005, the occupancy rate for the Mortgaged Property securing the Centennial Tower Loan was approximately 73.2%.

     The largest tenant is Turner Broadcasting System, Inc. ("TBS"), occupying approximately 91,150 square feet, or approximately 14.3% of the net rentable area. TBS is a subsidiary of Time Warner, Inc. ("Time Warner"), a leading global media and entertainment company with businesses including filmed entertainment, interactive services, television networks, cable systems and publishing. The TBS lease expires in August 2009. As of May 23,
     2005, Time Warner was rated "Baa1" (Moody's), "BBB+" (S&P) and
     "BBB+"(Fitch). The second largest tenant is Interland, Inc. ("Interland"), occupying approximately 71,317 square feet, or approximately 11.2% of the net rentable area. Interland is a provider of online solutions for small and medium-sized enterprises which enable them to design, sustain and modify a website to facilitate the acquisition, maintenance and servicing of their customers. The Interland lease expires in July 2009. The third largest tenant is EZGOV.com, occupying approximately 37,600 square feet, or approximately 5.9% of the net rentable area. EZGOV.com provides a variety of technology and professional services to government agencies, including online systems for such functions as license renewal and tax filings. The
     EZGOV.com lease expires in June 2006.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. Jackson Oats Shaw Corporate Property Management LLC, an
     affiliate of one of the sponsors, is the property manager for the Mortgaged
     Property securing the Centennial Tower Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              240 WEST 40TH STREET

--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              240 WEST 40TH STREET

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              240 WEST 40TH STREET

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $42,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
                                            Saul Tawill, Marilyn Sitt and Sharon
 SPONSOR                                                                  Sutton
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.520%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   ENGINEERING                       $55,375
   TI/LC*                            $4,000,000
 ONGOING MONTHLY RESERVES
   REPLACEMENT                       $2,707

 ADDITIONAL FINANCING                Subordinate Debt                 $3,000,000

                                                                 WHOLE
                                         TRUST ASSET         MORTGAGE LOAN
                                         -----------         -------------
 CUT-OFF DATE BALANCE                    $42,000,000          $45,000,000
 CUT-OFF DATE BALANCE/SF                        $257                 $276
 CUT-OFF DATE LTV                              73.7%                78.9%
 MATURITY DATE LTV                             65.9%                70.7%
 UW DSCR ON NCF                                1.33x                1.24x
--------------------------------------------------------------------------------

*    If the TI/LC reserve balance falls below $2,000,000, a monthly TI/LC reserve collection will commence.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               163,115
 OCCUPANCY AS OF APRIL 1, 2005                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                         1923 / 1992
 APPRAISED VALUE                                                     $57,000,000
 PROPERTY MANAGEMENT                                       Sitt Asset Management
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $6,719,162
 UW TOTAL EXPENSES                                                    $2,882,323
 UW NET OPERATING INCOME (NOI)                                        $3,836,839
 UW NET CASH FLOW (NCF)                                               $3,804,216
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              240 WEST 40TH STREET

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                              % OF
                                        RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
              TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

DKNY ............................     NR/BBB+/BBB       130,600       80.1%    $25.70     $3,355,985      79.3%   December 2008
Play Knits Incorporated .........       NR/NR/NR         11,800        7.2     $12.00        141,600       3.3    December 2010
Times Gourmet Deli ..............       NR/NR/NR         10,427        6.4     $21.35        222,581       5.3   September 2014
Rosen and Chadick . .............       NR/NR/NR         10,288        6.3     $49.71        511,440      12.1    December 2005
Vacant ..........................                             0        0.0                         0       0.0
                                                        -------      -----               -----------     -----
TOTAL ...........................                       163,115      100.0%               $4,231,605     100.0%
                                                        =======      =====               ===========     =====
--------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                                                           CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING      SF ROLLING*    % OF SF ROLLING*     RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------------

     2005            2         $49.71        10,288           6.3%               6.3%              12.1%             12.1%
     2006            0         $ 0.00             0           0.0%               6.3%               0.0%             12.1%
     2007            0         $ 0.00             0           0.0%               6.3%               0.0%             12.1%
     2008            9         $25.70       130,600          80.1%              86.4%              79.3%             91.4%
     2009            0         $ 0.00             0           0.0%              86.4%               0.0%             91.4%
     2010            1         $12.00        11,800           7.2%              93.6%               3.3%             94.7%
     2011            0         $ 0.00             0           0.0%              93.6%               0.0%             94.7%
     2012            0         $ 0.00             0           0.0%              93.6%               0.0%             94.7%
     2013            0         $ 0.00             0           0.0%              93.6%               0.0%             94.7%
     2014            3         $21.35        10,427           6.4%             100.0%               5.3%            100.0%
     2015            0         $ 0.00             0           0.0%             100.0%               0.0%            100.0%
  Thereafter         0         $ 0.00             0           0.0%             100.0%               0.0%            100.0%
    Vacant           0             NA             0           0.0%             100.0%               0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              240 WEST 40TH STREET

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "240 West 40th Street Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 240 West 40th Street Loan represents approximately 2.6% of the
     Cut-Off Date Pool Balance. The 240 West 40th Street Loan was originated on
     June 7, 2005, and has a principal balance as of the Cut-Off Date of
     $42,000,000. The 240 West 40th Street Loan is a portion of a whole loan with an original principal balance of $45,000,000. The subordinate loan also secured by the Mortgaged Property securing the 240 West 40th Street
     Loan is evidenced by a separate note dated June 7, 2005 (the "240 West 40th
     Street Subordinate Loan"), and has an original principal balance of
     $3,000,000. The 240 West 40th Street Subordinate Loan will not be an asset of the trust. The 240 West 40th Street Loan and the 240 West 40th Street
     Subordinate Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the prospectus supplement under
     "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans." The 240 West 40th
     Street Loan provides for interest-only payments during the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 240 West 40th Street Loan has a remaining term of 120 months and matures on June 11, 2015. The 240 West 40th Street Loan may be prepaid on or after April 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 240 West 40th LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 240 West 40th Street Loan. The sponsors are Marilyn Sitt and Sharon Sutton and Saul Tawill, members of the
     Sitt Family, which owns and manages approximately 1.5 million square feet of commercial space throughout the United States. The Sitt Family owns a number of other buildings in the Garment District of New York City.

o    THE PROPERTY. The Mortgaged Property is an approximately 163,115 square foot office building situated on approximately 0.3 acres. The Mortgaged
     Property was constructed in 1923 and renovated in 1992. The Mortgaged
     Property is located in New York, New York. As of April 1, 2005, the occupancy rate for the Mortgaged Property securing the 240 West 40th Street
     Loan was approximately 100.0%.

     The largest tenant is Donna Karen New York ("DKNY"), a subsidiary of LVMH
     Moet Hennesy Louis Vuitton ("LVMH"), occupying approximately 130,600 square feet, or approximately 80.1% of the net rentable area. DKNY is headquartered at the Mortgaged Property. As of June 1, 2005, LVMH was rated
     "BBB+" (S&P) and "BBB" (Fitch). The DKNY lease expires in December 2008.
     The second largest tenant is Play Knits Incorporated, occupying approximately 11,800 square feet, or approximately 7.2% of the net rentable area. The Play Knits Incorporated lease expires in December 2010. The third largest tenant is Times Gourmet Deli, occupying approximately 10,427 square feet, or approximately 6.4% of the net rentable area. The Times Gourmet
     Deli lease expires in September 2014.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o    MANAGEMENT. Sitt Asset Management, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 240 West 40th
     Street Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              THE SUFFOLK BUILDING

--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              THE SUFFOLK BUILDING

--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              THE SUFFOLK BUILDING

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $42,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                        Carr Capital Corporation and JPM
                                                         I&G Domestic REIT, Inc.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.100%
 MATURITY DATE                                                       May 4, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                     Yes

 ONGOING MONTHLY RESERVES
   REPLACEMENT                      Springing
   TI/LC(1)                         Springing

 ADDITIONAL FINANCING(2)                                                    None

 CUT-OFF DATE BALANCE                                                $42,000,000
 CUT-OFF DATE BALANCE/SF                                                    $163
 CUT-OFF DATE LTV                                                          60.9%
 MATURITY DATE LTV                                                         58.2%
 UW DSCR ON NCF                                                            1.51x
--------------------------------------------------------------------------------

(1)  Borrower will be required to fully fund a reserve for tenant improvements and leasing commissions in the amount of $2,750,000 no later than June 4,
     2009. Such reserve may be established in the form of (i) a cash flow sweep beginning April 4, 2008, or (ii) a letter of credit in the amount of
     $2,750,000 satisfactory to Lender posted no later than October 2005.

(2)  Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                       Falls Church, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               257,425
 OCCUPANCY AS OF APRIL 5, 2005                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                         1964 / 2003
 APPRAISED VALUE                                                     $69,000,000
 PROPERTY MANAGEMENT                                Trammell Crow Services, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $6,590,549
 UW TOTAL EXPENSES                                                    $2,000,637
 UW NET OPERATING INCOME (NOI)                                        $4,589,912
 UW NET CASH FLOW (NCF)                                               $4,136,879
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              THE SUFFOLK BUILDING

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                              NET      % OF NET                              % OF        DATE OF
                                            RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
                TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

US General Services Administration .      Aaa/AAA/AAA       144,551       56.2%    $22.12    $3,197,468      51.2%    December 2013
TKC Communications LLC. .............       NR/NR/NR        112,874       43.8     $27.00     3,047,598      48.8         June 2009
Vacant .. ...........................                             0        0.0                        0       0.0
                                                            -------      -----               ----------     -----
TOTAL ...............................                       257,425      100.0%              $6,245,066     100.0%
                                                            =======      =====               ==========     =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



-----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                                                                                                          CUMULATIVE
                                   WA BASE                  % OF TOTAL     CUMULATIVE     % OF ACTUAL     % OF ACTUAL
                  # OF LEASES      RENT/SF     TOTAL SF         SF           % OF SF          RENT           RENT
     YEAR           ROLLING        ROLLING      ROLLING      ROLLING*       ROLLING*        ROLLING*       ROLLING*
-----------------------------------------------------------------------------------------------------------------------

     2005              0           $ 0.00             0         0.0%           0.0%           0.0%            0.0%
     2006              0           $ 0.00             0         0.0%           0.0%           0.0%            0.0%
     2007              0           $ 0.00             0         0.0%           0.0%           0.0%            0.0%
     2008              0           $ 0.00             0         0.0%           0.0%           0.0%            0.0%
     2009              1           $27.00       112,874        43.8%          43.8%          48.8%           48.8%
     2010              0           $ 0.00             0         0.0%          43.8%           0.0%           48.8%
     2011              0           $ 0.00             0         0.0%          43.8%           0.0%           48.8%
     2012              0           $ 0.00             0         0.0%          43.8%           0.0%           48.8%
     2013              1           $22.12       144,551        56.2%         100.0%          51.2%          100.0%
     2014              0           $ 0.00             0         0.0%         100.0%           0.0%          100.0%
     2015              0           $ 0.00             0         0.0%         100.0%           0.0%          100.0%
  Thereafter           0           $ 0.00             0         0.0%         100.0%           0.0%          100.0%
    Vacant             0               NA             0         0.0%         100.0%           0.0%          100.0%
-----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              THE SUFFOLK BUILDING

--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Suffolk Building Loan") is secured by a first mortgage encumbering an office building located in Falls Church,
     Virginia. The Suffolk Building Loan represents approximately 2.6% of the
     Cut-Off Date Pool Balance. The Suffolk Building Loan was originated on May
     4, 2005, and has a principal balance as of the Cut-Off Date of $42,000,000.
     The Suffolk Building Loan provides for interest-only payments for the first
     84 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Suffolk Building Loan has a remaining term of 119 months and matures on
     May 4, 2015. The Suffolk Building Loan may be prepaid on or after February
     4, 2015, and permits either (i) defeasance with United States government obligations or (ii) prepayment with the payment of a yield maintenance charge beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Suffolk Building, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Suffolk Building Loan. The sponsors are JPM I&G Domestic REIT, Inc. and Carr Capital Corporation. Carr
     Capital Corporation is a real estate finance and investment corporation headquartered in Washington, DC. Carr Capital Corporation partnered with
     J.P. Morgan Asset Management to acquire the Mortgaged Property.

o    THE PROPERTY. The Mortgaged Property is an approximately 257,425 square foot office building situated on approximately 6.2 acres. The Mortgaged
     Property was constructed in 1964 and renovated in 2003. The Mortgaged
     Property is located in Falls Church, Virginia, within the
     Washington-Baltimore, DC-MD-VA metropolitan statistical area. As of April
     5, 2005, the occupancy rate for the Mortgaged Property securing the Suffolk
     Building Loan was approximately 100.0%.

     The largest tenant is US General Services Administration ("GSA"), occupying approximately 144,551 square feet, or approximately 56.2% of the net rentable area. The GSA secures the buildings, products, services, technology and other workplace essentials for federal agencies. The GSA lease expires in December 2013. As of May 25, 2005, the United States
     government was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA" (Fitch). The other tenant is TKC Communications LLC, occupying approximately 112,874 square feet, or approximately 43.8% of the net rentable area. TKC
     Communications LLC provides information technology and telecommunication services to federal and private corporations. The TKC Communications LLC lease expires in June 2009.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lockbox account.

o    MANAGEMENT. Trammell Crow Services, Inc. is the property manager for the
     Mortgaged Property securing the Suffolk Building Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 CORBIN CORNERS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $37,100,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.160%
 MATURITY DATE                                                     June 11, 2012
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                            84 / IO
 REMAINING TERM / AMORTIZATION                                           84 / IO
 LOCKBOX                                                                    None

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $37,100,000
 CUT-OFF DATE BALANCE/SF                                                    $209
 CUT-OFF DATE LTV                                                          75.7%
 MATURITY DATE LTV                                                         75.7%
 UW DSCR ON NCF                                                            1.55x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                      West Hartford, CT
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                               177,207
 OCCUPANCY AS OF MARCH 31, 2005                                            94.8%
 YEAR BUILT / YEAR RENOVATED                                         1962 / 1989
 APPRAISED VALUE                                                     $49,000,000
 PROPERTY MANAGEMENT                               First Washington Realty, Inc.
 UW ECONOMIC OCCUPANCY                                                     93.0%
 UW REVENUES                                                          $4,653,173
 UW TOTAL EXPENSES                                                    $1,523,595
 UW NET OPERATING INCOME (NOI)                                        $3,129,578
 UW NET CASH FLOW (NCF)                                               $2,966,633
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 CORBIN CORNERS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                              % OF        DATE OF
                                   RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Toys R Us ..................      Ba2/BB/BB         36,950       20.9%    $ 2.17    $   80,182        2.3%   January 2007
Best Buy ...................      NR/BBB/BBB        31,443       17.7     $21.20       666,624       19.4    January 2017
Old Navy ...................    Baa3/BBB-/BBB-      17,535        9.9     $22.81       399,973       11.7             MTM
Office Depot, Inc. .........      NR/BBB-/NR        15,598        8.8     $26.97       420,678       12.3    January 2017
Trader Joe's ...............       NR/NR/NR         10,150        5.7     $24.00       243,600        7.1   February 2015
Non-major tenants ..........                        56,278       31.8     $28.74     1,617,358       47.2
Vacant .....................                         9,253        5.2                        0        0.0
                                                    ------      -----               ----------      -----
TOTAL ......................                       177,207      100.0%              $3,428,414      100.0%
                                                   =======      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



-----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE

                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-----------------------------------------------------------------------------------------------------------------------

     2005            5         $24.86        24,326          13.7%           13.7%          17.6%            17.6%
     2006            0         $ 0.00             0           0.0%           13.7%           0.0%            17.6%
     2007            6         $12.97        57,680          32.5%           46.3%          21.8%            39.5%
     2008            3         $27.32         9,700           5.5%           51.8%           7.7%            47.2%
     2009            0         $ 0.00             0           0.0%           51.8%           0.0%            47.2%
     2010            1         $24.00         7,500           4.2%           56.0%           5.3%            52.4%
     2011            0         $ 0.00             0           0.0%           56.0%           0.0%            52.4%
     2012            2         $25.93        11,557           6.5%           62.5%           8.7%            61.2%
     2013            0         $ 0.00             0           0.0%           62.5%           0.0%            61.2%
     2014            0         $ 0.00             0           0.0%           62.5%           0.0%            61.2%
     2015            1         $24.00        10,150           5.7%           68.2%           7.1%            68.3%
  Thereafter         4         $23.11        47,041          26.5%           94.8%          31.7%           100.0%
    Vacant           0             NA         9,253           5.2%          100.0%           0.0%           100.0%
-----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              GLEN PARK APARTMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $33,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                      Stanley R. Fimberg
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.670%
 MATURITY DATE                                                      May 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           59 / IO
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE                        Yes
   ENGINEERING                          $254,219

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                        Yes
   REPLACEMENT                          $9,667

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $33,000,000
 CUT-OFF DATE BALANCE/UNIT                                               $71,121
 CUT-OFF DATE LTV                                                          78.2%
 MATURITY DATE LTV                                                         78.2%
 UW DSCR ON NCF                                                            1.48x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Federal Way, WA
 PROPERTY TYPE                                       Multifamily -- Conventional
 SIZE (UNITS)                                                                464
 OCCUPANCY AS OF MARCH 30, 2005                                            97.8%
 YEAR BUILT / YEAR RENOVATED                                           1989 / NA
 APPRAISED VALUE                                                     $42,200,000
 PROPERTY MANAGEMENT                                     Taylor Land Two Company
 UW ECONOMIC OCCUPANCY                                                     90.3%
 UW REVENUES                                                          $4,808,442
 UW TOTAL EXPENSES                                                    $1,930,269
 UW NET OPERATING INCOME (NOI)                                        $2,878,173
 UW NET CASH FLOW (NCF)                                               $2,762,173
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                              GLEN PARK APARTMENTS

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                          UNIT MIX
----------------------------------------------------------------------------------------------
                                    APPROXIMATE
                         NO. OF      UNIT SIZE     APPROXIMATE        % OF
UNIT MIX                  UNITS        (SF)          NRA (SF)         NRA       MARKET RENT
----------------------------------------------------------------------------------------------

1 BR/1 BA ...........      118           820          96,754          19.0%         $    695
2 BR/1.5 BA..........       50         1,063          53,150          10.4          $    808
2 BR/2 BA ...........      174         1,089         189,460          37.2          $    849
2 BR/2.5 BA..........       28         1,319          36,932           7.3          $    982
3 BR/2.5 BA..........       74         1,382         102,278          20.1          $  1,114
3 BR/3 BA ...........       20         1,538          30,760           6.0          $  1,196
                           ---                       -------         -----
TOTAL ...............      464         1,098         509,334         100.0%    $870/$0.79/SF
                           ===                       =======         =====
----------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                          FIVE POINTS SHOPPING CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $32,054,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust

 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.120%
 MATURITY DATE                                                     June 11, 2011
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         72
 ORIGINAL TERM / AMORTIZATION                                            72 / IO
 REMAINING TERM / AMORTIZATION                                           72 / IO
 LOCKBOX                                                                    None

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $32,054,000
 CUT-OFF DATE BALANCE/SF                                                    $222
 CUT-OFF DATE LTV                                                          73.9%
 MATURITY DATE LTV                                                         73.9%
 UW DSCR ON NCF                                                            1.54x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                      Santa Barbara, CA
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                               144,553
 OCCUPANCY AS OF MARCH 31, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                           1960 / NA
 APPRAISED VALUE                                                     $43,400,000
 PROPERTY MANAGEMENT                                  Regency Realty Group, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $3,766,966
 UW TOTAL EXPENSES                                                    $1,111,260
 UW NET OPERATING INCOME (NOI)                                        $2,655,706
 UW NET CASH FLOW (NCF)                                               $2,532,270
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                          FIVE POINTS SHOPPING CENTER

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                              % OF        DATE OF
                                        RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
              TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Albertson's .....................     Baa2/BBB/BBB       35,305       24.4%    $ 8.00    $  282,440        9.8%       May 2019
Ross Dress for Less .............      NR/BBB/NR         33,253       23.0     $17.16       570,621       19.7    January 2009
Longs Drug Store ................       NR/NR/NR         18,700       12.9     $17.00       317,900       11.0   February 2014
Big Five Sporting Goods .........       NR/NR/NR         10,000        6.9     $13.50       135,000        4.7    January 2007
Petco ...........................       NR/BB/NR          9,947        6.9     $33.00       328,251       11.3    January 2013
Non-major tenants ...............                        37,348       25.8     $33.72     1,259,406       43.5
Vacant ..........................                             0        0.0                        0        0.0
                                                         ------      -----               ----------      -----
TOTAL ...........................                       144,553      100.0%              $2,893,618      100.0%
                                                        =======      =====               ==========      =====
-------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                                                                                                          CUMULATIVE
                                  WA BASE                                  CUMULATIVE         % OF        % OF ACTUAL
                  # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF      ACTUAL RENT        RENT
     YEAR           ROLLING       ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*       ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005              1          $ 0.00        4,000           2.8%            2.8%          0.0%            0.0%
     2006              4          $44.85        4,900           3.4%            6.2%          7.6%            7.6%
     2007              5          $26.14       18,947          13.1%           19.3%         17.1%           24.7%
     2008              2          $27.15        2,753           1.9%           21.2%          2.6%           27.3%
     2009              4          $19.36       38,053          26.3%           47.5%         25.5%           52.8%
     2010              1          $36.00        4,008           2.8%           50.3%          5.0%           57.7%
     2011              0          $ 0.00            0           0.0%           50.3%          0.0%           57.7%
     2012              0          $ 0.00            0           0.0%           50.3%          0.0%           57.7%
     2013              2          $32.35       12,677           8.8%           59.0%         14.2%           71.9%
     2014              3          $22.18       23,910          16.5%           75.6%         18.3%           90.2%
     2015              0          $ 0.00            0           0.0%           75.6%          0.0%           90.2%
  Thereafter           1          $ 8.00       35,305          24.4%          100.0%          9.8%          100.0%
    Vacant             0              NA            0           0.0%          100.0%          0.0%          100.0%
----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                POINT LOMA PLAZA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $31,850,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust

 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.120%
 MATURITY DATE                                                     June 11, 2011
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         72
 ORIGINAL TERM / AMORTIZATION                                            72 / IO
 REMAINING TERM / AMORTIZATION                                           72 / IO
 LOCKBOX                                                                    None

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $31,850,000
 CUT-OFF DATE BALANCE/SF                                                    $149
 CUT-OFF DATE LTV                                                          67.8%
 MATURITY DATE LTV                                                         67.8%
 UW DSCR ON NCF                                                            1.50x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          San Diego, CA
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                               213,105
 OCCUPANCY AS OF MARCH 31, 2005                                            88.1%
 YEAR BUILT / YEAR RENOVATED                                           1987 / NA
 APPRAISED VALUE                                                     $47,000,000
 PROPERTY MANAGEMENT                                  Regency Realty Group, Inc.
 UW ECONOMIC OCCUPANCY                                                     88.0%
 UW REVENUES                                                          $4,041,170
 UW TOTAL EXPENSES                                                    $1,344,128
 UW NET OPERATING INCOME (NOI)                                        $2,697,042
 UW NET CASH FLOW (NCF)                                               $2,442,075
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                POINT LOMA PLAZA

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                           NET      % OF NET                              % OF
                                         RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL   DATE OF LEASE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Vons .............................     Baa2/BBB/BBB       50,000       23.5%    $10.50     $  525,000      17.7%  December 2008
Sport Chalet .....................       NR/NR/NR         34,588       16.2     $11.52        398,454      13.5   November 2007
24 Hour Nautilus Fitness .........       NR/NR/NR         29,438       13.8     $16.23        477,779      16.1        May 2014
Joann Stores Inc. ................       NR/NR/NR         14,950        7.0     $ 8.06        120,497       4.1    January 2010
Washington Mutual ................       A3/A-/A           6,380        3.0     $30.83        196,695       6.6    October 2007
Non-major tenants ................                        52,412       24.6     $23.69      1,241,522      41.9
Vacant ...........................                        25,337       11.9                         0       0.0
                                                          ------      -----               -----------     -----
TOTAL ............................                       213,105      100.0%               $2,959,947     100.0%
                                                         =======      =====               ===========     =====
--------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



-----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-----------------------------------------------------------------------------------------------------------------------

     2005             8        $18.60        13,860           6.5%            6.5%           8.7%             8.7%
     2006             7        $21.92         8,618           4.0%           10.5%           6.4%            15.1%
     2007             8        $16.19        48,663          22.8%           33.4%          26.6%            41.7%
     2008             8        $12.79        56,451          26.5%           59.9%          24.4%            66.1%
     2009             6        $25.83        13,573           6.4%           66.2%          11.8%            78.0%
     2010             2        $ 9.09        16,470           7.7%           74.0%           5.1%            83.0%
     2011             0        $ 0.00             0           0.0%           74.0%           0.0%            83.0%
     2012             0        $ 0.00             0           0.0%           74.0%           0.0%            83.0%
     2013             0        $ 0.00             0           0.0%           74.0%           0.0%            83.0%
     2014             2        $16.69        30,133          14.1%           88.1%          17.0%           100.0%
     2015             0        $ 0.00             0           0.0%           88.1%           0.0%           100.0%
  Thereafter          0        $ 0.00             0           0.0%           88.1%           0.0%           100.0%
    Vacant            0            NA        25,337          11.9%          100.0%           0.0%           100.0%
-----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 PLAZA VOLENTE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $28,680,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.8%

 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                 Kite Realty Group, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.420%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         48
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE                             Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                             Yes

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $28,680,000
 CUT-OFF DATE BALANCE/SF                                                    $179
 CUT-OFF DATE LTV                                                          80.0%
 MATURITY DATE LTV                                                         72.9%
 UW DSCR ON NCF                                                            1.20x
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                             Austin, TX
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               160,533
 OCCUPANCY AS OF MAY 12, 2005                                             100.0%
 YEAR BUILT / YEAR RENOVATED                                           2004 / NA
 APPRAISED VALUE                                                     $35,850,000
 PROPERTY MANAGEMENT                                         KRG Management, LLC
 UW ECONOMIC OCCUPANCY                                                     97.7%
 UW REVENUES                                                          $3,387,421
 UW TOTAL EXPENSES                                                    $1,011,718
 UW NET OPERATING INCOME (NOI)                                        $2,375,704
 UW NET CASH FLOW (NCF)                                               $2,316,860
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 PLAZA VOLENTE

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               NET      % OF NET                             % OF        DATE OF
                                            RATINGS(1)       RENTABLE   RENTABLE   ACTUAL                   ACTUAL        LEASE
                TENANT                  MOODY'S/S&P/FITCH   AREA (SF)     AREA    RENT PSF   ACTUAL RENT     RENT       EXPIRATION

H-E-B Grocery Store ..................       NR/NR/NR        105,000       65.4%   $11.00     $1,155,000      45.3%  September 2024
Trammell Crow Master Lease(2) ........       NR/NR/NR          9,992        6.2    $24.00        239,808       9.4    December 2009
Hollywood Video ......................       NR/B+/NR          5,800        3.6    $26.00        150,800       5.9   September 2014
Chase Bank Ground Lease ..............      Aa3/A+/A+          4,225        2.6    $23.67        100,000       3.9   September 2024
Washington Mutual ....................       A3/A-/A           3,950        2.5    $28.00        110,600       4.3   September 2011
Non-major tenants ....................                        31,566       19.7    $25.08        791,668      31.1
Vacant ...............................                             0        0.0                        0       0.0
                                                             -------      -----              -----------     -----
TOTAL ................................                       160,533      100.0%              $2,547,876     100.0%
                                                             =======      =====              ===========     =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Trammell Crow (the original developer of the Mortgaged Property) has a master lease in place for a 5-year term at $24/SF. The master lease is cancellable upon all the space being occupied by a third party tenant.
     Currently 1,586 square feet of the Master Lease square footage is under lease to a tenant, "Hey Baby", who is scheduled to open for business and commence payment of rent on June 29, 2005 at a rate of $24/SF for the first
     2 years of the lease, increasing to $25.50/SF in year 3.



-------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                                                        CUMULATIVE %
                  # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL      CUMULATIVE %       % OF ACTUAL      OF ACTUAL RENT
     YEAR           ROLLING       ROLLING      ROLLING     SF ROLLING*     OF SF ROLLING*     RENT ROLLING*        ROLLING*
-------------------------------------------------------------------------------------------------------------------------------

     2005               0         $ 0.00            0           0.0%              0.0%              0.0%              0.0%
     2006               0         $ 0.00            0           0.0%              0.0%              0.0%              0.0%
     2007               0         $ 0.00            0           0.0%              0.0%              0.0%              0.0%
     2008               0         $ 0.00            0           0.0%              0.0%              0.0%              0.0%
     2009              12         $24.37       25,311          15.8%             15.8%             24.2%             24.2%
     2010               0         $ 0.00            0           0.0%             15.8%              0.0%             24.2%
     2011               2         $27.87        5,325           3.3%             19.1%              5.8%             30.0%
     2012               0         $ 0.00            0           0.0%             19.1%              0.0%             30.0%
     2013               0         $ 0.00            0           0.0%             19.1%              0.0%             30.0%
     2014               8         $25.52       20,672          12.9%             32.0%             20.7%             50.7%
     2015               0         $ 0.00            0           0.0%             32.0%              0.0%             50.7%
  Thereafter            2         $11.49      109,225          68.0%            100.0%             49.3%            100.0%
    Vacant              0             NA            0           0.0%            100.0%              0.0%            100.0%
-------------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 O'FALLON WALK

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $25,988,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS(1)                                                   1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                        Gary A. Pachucki
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.530%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   DEBT SERVICE(2)                 $371,125
   OCCUPANCY(3)                    $1,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                   Yes
   REPLACEMENT                     $1,315

 ADDITIONAL FINANCING(4)                                                    None

 CUT-OFF DATE BALANCE                                                $25,988,000
 CUT-OFF DATE
 BALANCE/SF                                                                 $165
 CUT-OFF DATE LTV                                                          78.5%
 MATURITY DATE LTV                                                         70.3%
 UW DSCR ON NCF                                                            1.20x
--------------------------------------------------------------------------------

(1)  The Mortgage Loan is cross-collateralized and cross-defaulted with two other Mortgage Loans in the trust fund. Valparaiso Walk and Valley Walk.
     The cross collateralization mechanism is in place until each of the
     Mortgaged Properties achieves a 1.20x DSCR and a 95% economic occupancy from tenants in-place and paying rent.
(2)  Equal to the first three months of debt service payments.
(3)  Escrow will be released when the Mortgaged Property, as well as the
     Valparaiso Walk Mortgaged Property and the Valley Walk Mortgage Property
     each achieve a 1.20x DSCR and a 95% economic occupancy from tenants in-place and paying rent.
(4)  Future mezzanine debt permitted.

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           O'Fallon, MO
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               157,779
 OCCUPANCY AS OF MAY 20, 2005                                              96.1%
 YEAR BUILT / YEAR RENOVATED                                           2005 / NA
 APPRAISED VALUE                                                     $33,100,000
 PROPERTY MANAGEMENT                                              IBT Management
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $2,818,194
 UW TOTAL EXPENSES                                                      $596,730
 UW NET OPERATING INCOME (NOI)                                        $2,221,465
 UW NET CASH FLOW (NCF)                                               $2,133,066
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                                 O'FALLON WALK

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                              NET      % OF NET     ACTUAL                    % OF       DATE OF
                                            RATINGS*        RENTABLE   RENTABLE      RENT                    ACTUAL       LEASE
                TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF      ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Goodmans, Inc. ......................       NR/NR/NR         60,964       38.6%     $12.75    $  777,291       34.3%    April 2015
Linens 'N Things ....................       NR/NR/NR         28,305       17.9      $12.50       353,813       15.6   January 2016
Old Navy, LLC .......................    Baa3/BBB-/BBB-      18,825       11.9      $14.00       263,550       11.6     March 2010
Factory Card Outlet of America, Ltd.        NR/NR/NR         11,725        7.4      $15.50       181,738        8.0      June 2015
Shoe Carnival .......................       NR/NR/NR          8,240        5.2      $17.00       140,080        6.2      July 2015
Non-major tenants ...................                        23,560       14.9      $23.46       552,713       24.4
Vacant ..............................                         6,160        3.9                         0        0.0
                                                             ------      -----                ----------      -----
TOTAL ...............................                       157,779      100.0%               $2,269,184      100.0%
                                                            =======      =====                ==========      =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



--------------------------------------------------------------------------------------------------------------------
                                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------
                                                                                            % OF       CUMULATIVE
                                   WA BASE                  % OF TOTAL     CUMULATIVE      ACTUAL      % OF ACTUAL
                  # OF LEASES      RENT/SF     TOTAL SF         SF           % OF SF        RENT          RENT
     YEAR           ROLLING        ROLLING      ROLLING      ROLLING*       ROLLING*      ROLLING*      ROLLING*
--------------------------------------------------------------------------------------------------------------------

     2005               0          $ 0.00            0          0.0%            0.0%         0.0%           0.0%
     2006               0          $ 0.00            0          0.0%            0.0%         0.0%           0.0%
     2007               0          $ 0.00            0          0.0%            0.0%         0.0%           0.0%
     2008               0          $ 0.00            0          0.0%            0.0%         0.0%           0.0%
     2009               0          $ 0.00            0          0.0%            0.0%         0.0%           0.0%
     2010               6          $17.86       29,385         18.6%           18.6%        23.1%          23.1%
     2011               1          $20.50        6,600          4.2%           22.8%         6.0%          29.1%
     2012               0          $ 0.00            0          0.0%           22.8%         0.0%          29.1%
     2013               0          $ 0.00            0          0.0%           22.8%         0.0%          29.1%
     2014               0          $ 0.00            0          0.0%           22.8%         0.0%          29.1%
     2015               4          $13.98       83,329         52.8%           75.6%        51.3%          80.4%
  Thereafter            2          $13.74       32,305         20.5%           96.1%        19.6%         100.0%
    Vacant              0              NA        6,160          3.9%          100.0%         0.0%         100.0%
--------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                          CLOPPERS MILL VILLAGE CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $25,743,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                             Regency Centers Corporation
                                                      and Macquarie Country Wide
                                                                           Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.160%
 MATURITY DATE                                                     June 11, 2012
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                            84 / IO
 REMAINING TERM / AMORTIZATION                                           84 / IO
 LOCKBOX                                                                    None

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $25,743,000
 CUT-OFF DATE BALANCE/SF                                                    $188
 CUT-OFF DATE LTV                                                          74.6%
 MATURITY DATE LTV                                                         74.6%
 UW DSCR ON NCF                                                            1.53x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Germantown, MD
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               137,035
 OCCUPANCY AS OF MARCH 31, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                           1995 / NA
 APPRAISED VALUE                                                     $34,500,000
 PROPERTY MANAGEMENT                                First Washington Realty Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $2,889,207
 UW TOTAL EXPENSES                                                      $747,678
 UW NET OPERATING INCOME (NOI)                                        $2,141,529
 UW NET CASH FLOW (NCF)                                               $2,033,686
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                          CLOPPERS MILL VILLAGE CENTER

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET                              % OF
                                    RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Shoppers Food Warehouse .....     Baa3/BBB/BBB       70,057       51.1%    $11.13       $779,734     33.6%    November 2015
CVS .........................       A3/A-/A-          9,720        7.1     $14.50        140,940      6.1      January 2006
Paper Warehouse .............       NR/NR/NR          8,625        6.3     $16.96        146,280      6.3      October 2012
Hollywood Video .............       NR/B+/NR          8,000        5.8     $23.00        184,000      7.9     November 2005
Glory Days Grill ............       NR/NR/NR          5,561        4.1     $16.10         89,532      3.9        April 2009
Non-major tenants ...........                        35,072       25.6     $27.99        981,584     42.3
Vacant ......................                             0        0.0                         0      0.0
                                                    -------      -----                ----------    -----
TOTAL .......................                       137,035      100.0%               $2,322,071    100.0%
                                                    =======      =====                ==========    =====
-----------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



--------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                                                                        CUMULATIVE %
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL      CUMULATIVE %       % OF ACTUAL        OF ACTUAL
     YEAR           ROLLING        ROLLING       ROLLING     SF ROLLING*     OF SF ROLLING*     RENT ROLLING*     RENT ROLLING*
--------------------------------------------------------------------------------------------------------------------------------

     2005              4            $25.15       16,339          11.9%             11.9%             17.7%             17.7%
     2006              6            $20.12       17,727          12.9%             24.9%             15.4%             33.1%
     2007              1            $23.34        2,250           1.6%             26.5%              2.3%             35.3%
     2008              1            $20.50        2,500           1.8%             28.3%              2.2%             37.5%
     2009              3            $20.80        9,746           7.1%             35.4%              8.7%             46.3%
     2010              0            $ 0.00            0           0.0%             35.4%              0.0%             46.3%
     2011              1            $26.23        1,875           1.4%             36.8%              2.1%             48.4%
     2012              3            $19.47       11,250           8.2%             45.0%              9.4%             57.8%
     2013              0            $ 0.00            0           0.0%             45.0%              0.0%             57.8%
     2014              1            $47.70        2,411           1.8%             46.8%              5.0%             62.8%
     2015              2            $11.86       72,937          53.2%            100.0%             37.2%            100.0%
  Thereafter           0            $ 0.00            0           0.0%            100.0%              0.0%            100.0%
    Vacant             0                NA            0           0.0%            100.0%              0.0%            100.0%
--------------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                     COURTYARD MARRIOTT -- MIAMI BEACH, FL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $23,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                    Nicholas E. Economos
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            6.730%
 MATURITY DATE                                                     June 11, 2012
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                           84 / 300
 REMAINING TERM / AMORTIZATION                                          84 / 300
 LOCKBOX                                                               Springing
 SHADOW RATING (S&P/FITCH)*                                            BBB+/BBB-

 UP-FRONT RESERVES
  TAX/INSURANCE                         Yes

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                         Yes
  REPLACEMENT                           $11,048

 ADDITIONAL FINANCING                   Subordinate Debt             $10,500,000

                                                                  WHOLE MORTGAGE
                                             TRUST ASSET                    LOAN
                                             -----------          --------------
 CUT-OFF DATE BALANCE                        $23,500,000             $34,000,000
 CUT-OFF DATE BALANCE/ROOM                      $89,695                 $129,771
 CUT-OFF DATE LTV                                  50.3%                   72.8%
 MATURITY DATE LTV                                 43.8%                   63.4%
 UW DSCR ON NCF                                    2.20x                   1.52x
--------------------------------------------------------------------------------

*    S&P and Fitch have confirmed that the Courtyard Marriott - Miami Beach, FL
     Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Miami Beach, FL
 PROPERTY TYPE                                       Hospitality -- Full Service
 SIZE (ROOMS)                                                                262
 OCCUPANCY AS OF APRIL 1, 2005                                             68.0%
 YEAR BUILT / YEAR RENOVATED                                         1940 / 2004
 APPRAISED VALUE                                                     $46,700,000
 PROPERTY MANAGEMENT                                         Economos Properties
 UW ECONOMIC OCCUPANCY                                                     76.5%
 UW REVENUES                                                         $12,034,723
 UW TOTAL EXPENSES                                                    $7,389,967
 UW NET OPERATING INCOME (NOI)                                        $4,644,756
 UW NET CASH FLOW (NCF)                                               $4,283,714
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                     COURTYARD MARRIOTT -- MIAMI BEACH, FL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         COURTYARD MARRIOTT MIAMI BEACH
--------------------------------------------------------------------------------
  TYPES OF ROOMS                                                      NO ROOMS
--------------------------------------------------------------------------------
  Double/Double ................................................            80
  Kings ........................................................           172
  Suites .......................................................            10
                                                                         -----
  TOTAL ........................................................           262
                                                                         =====
--------------------------------------------------------------------------------
  MEETING ROOMS                                                    SQUARE FEET
--------------------------------------------------------------------------------
                                                                         2,200
                                                                         -----
  TOTAL ........................................................         2,200
                                                                         =====
--------------------------------------------------------------------------------
  FOOD AND BEVERAGE                                                    SEATING
--------------------------------------------------------------------------------
  TOTAL ........................................................           NAV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
  Year ........................................................    2004 - 2005
  Latest Period ...............................................     T6-3/31/05
  Occupancy ...................................................          68.0%
  ADR .........................................................         $153.1
  REVPAR ......................................................         $104.1
  UW Occupancy ................................................          76.5%
  UW ADR ......................................................        $149.00
  UW REVPAR ...................................................        $113.98
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                            RANCHO SAN DIEGO VILLAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $21,560,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.160%
 MATURITY DATE                                                     June 11, 2012
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                            84 / IO
 REMAINING TERM / AMORTIZATION                                           84 / IO
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
  ENGINEERING                           $35,781

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $21,560,000
 CUT-OFF DATE BALANCE/SF                                                    $141
 CUT-OFF DATE LTV                                                          70.0%
 MATURITY DATE LTV                                                         70.0%
 UW DSCR ON NCF                                                            1.52x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            La Mesa, CA
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                               152,895
 OCCUPANCY AS OF MARCH 31, 2005                                            96.7%
 YEAR BUILT / YEAR RENOVATED                                           1981 / NA
 APPRAISED VALUE                                                     $30,800,000
 PROPERTY MANAGEMENT                                  Regency Realty Group, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $2,749,234
 UW TOTAL EXPENSES                                                      $902,723
 UW NET OPERATING INCOME (NOI)                                        $1,846,511
 UW NET CASH FLOW (NCF)                                               $1,689,787
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                            RANCHO SAN DIEGO VILLAGE

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                               % OF
                                          RATINGS*        RENTABLE   RENTABLE     ACTUAL                   ACTUAL    DATE OF LEASE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA      RENT PSF   ACTUAL RENT     RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Vons ..............................     Baa2/BBB/BBB       39,777       26.0%     $ 5.13    $  204,056       10.4%    October 2005
24 Hr Fitness .....................       NR/B/NR          25,000       16.4      $16.04       401,000       20.4    November 2022
Blockbuster Video .................      NR/BB-/NR          7,556        4.9      $18.63       140,768        7.2        July 2007
Tuesday Morning ...................       NR/NR/NR          6,028        3.9      $12.11        72,999        3.7     January 2006
California Bank and Trust .........      A3/BBB/A-          4,946        3.2      $11.12        55,000        2.8   September 2010
Non-major tenants .................                        64,516       42.2      $16.94     1,092,819       55.6
Vacant ............................                         5,072        3.3                         0        0.0
                                                           ------      -----                ----------      -----
TOTAL .............................                       152,895      100.0%               $1,966,642      100.0%
                                                          =======      =====                ==========      =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



-----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
                    # OF      WA BASE                                                                          CUMULATIVE %
                   LEASES     RENT/SF     TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING     ROLLING      ROLLING      SF ROLLING*     % OF SF ROLLING*     RENT ROLLING*        ROLLING*
-----------------------------------------------------------------------------------------------------------------------------

     2005            9        $ 7.76       51,463          33.7%              33.7%              20.3%             20.3%
     2006            5        $15.51       10,835           7.1%              40.7%               8.5%             28.8%
     2007            7        $18.99       14,149           9.3%              50.0%              13.7%             42.5%
     2008            7        $15.92       14,832           9.7%              59.7%              12.0%             54.5%
     2009            7        $14.99       16,440          10.8%              70.5%              12.5%             67.0%
     2010            2        $13.60        6,526           4.3%              74.7%               4.5%             71.6%
     2011            1        $18.60        3,872           2.5%              77.3%               3.7%             75.2%
     2012            0        $ 0.00            0           0.0%              77.3%               0.0%             75.2%
     2013            0        $ 0.00            0           0.0%              77.3%               0.0%             75.2%
     2014            3        $18.34        4,706           3.1%              80.3%               4.4%             79.6%
     2015            0        $ 0.00            0           0.0%              80.3%               0.0%             79.6%
  Thereafter         1        $16.04       25,000          16.4%              96.7%              20.4%            100.0%
    Vacant           0            NA        5,072           3.3%             100.0%               0.0%            100.0%
-----------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                            FOX MILL SHOPPING CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $21,430,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         Regency Centers Corporation and
                                                    Macquarie Country Wide Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.120%
 MATURITY DATE                                                     June 11, 2011
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         72
 ORIGINAL TERM / AMORTIZATION                                            72 / IO
 REMAINING TERM / AMORTIZATION                                           72 / IO
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   ENGINEERING                          $13,125

 ONGOING MONTHLY RESERVES
   REPLACEMENT                          $ 3,614

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $21,430,000
 CUT-OFF DATE BALANCE/SF                                                    $208
 CUT-OFF DATE LTV                                                          75.2%
 MATURITY DATE LTV                                                         75.2%
 UW DSCR ON NCF                                                            1.56x
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Herndon, VA
 PROPERTY TYPE                                                 Retail - Anchored
 SIZE (SF)                                                               103,269
 OCCUPANCY AS OF MARCH 31, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                           1978 / NA
 APPRAISED VALUE                                                     $28,500,000
 PROPERTY MANAGEMENT                               First Washington Realty, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $2,307,020
 UW TOTAL EXPENSES                                                    $  474,401
 UW NET OPERATING INCOME (NOI)                                        $1,832,619
 UW NET CASH FLOW (NCF)                                               $1,717,072
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19

--------------------------------------------------------------------------------

                            FOX MILL SHOPPING CENTER

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET                              % OF
                                           RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
               TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Giant Food .........................      Ba2/BB/BB         49,837       48.3%    $ 6.64    $  330,918       18.7%  February 2018
Blockbuster Video ..................      NR/BB-/NR          4,522        4.4     $28.52       128,967        7.3   November 2006
Glory Days Grill ...................      NR/NR/NR           4,500        4.4     $19.71        88,695        5.0      April 2010
Lucia's Italian Ristorante .........      NR/NR/NR           3,422        3.3     $23.62        80,828        4.6     August 2012
Hunan East Restaurant ..............      NR/NR/NR           3,000        2.9     $26.77        80,310        4.5   February 2012
Non-major tenants ..................                        37,988       36.8     $27.89     1,059,338       59.9
Vacant .............................                             0        0.0                        0        0.0
                                                            ------      -----               ----------      -----
TOTAL ..............................                       103,269      100.0%              $1,769,056      100.0%
                                                           =======      =====               ==========      =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF      WA BASE                                  CUMULATIVE                        CUMULATIVE %
                   LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING     ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005             0       $ 0.00            0           0.0%            0.0%            0.0%              0.0%
     2006             4       $28.43       10,004           9.7%            9.7%           16.1%             16.1%
     2007             3       $26.04        5,950           5.8%           15.4%            8.8%             24.8%
     2008             7       $27.72       15,078          14.6%           30.0%           23.6%             48.5%
     2009             1       $25.31        2,500           2.4%           32.5%            3.6%             52.0%
     2010             4       $25.22       10,000           9.7%           42.2%           14.3%             66.3%
     2011             0       $ 0.00            0           0.0%           42.2%            0.0%             66.3%
     2012             3       $25.76        7,900           7.6%           49.8%           11.5%             77.8%
     2013             1       $30.90        2,000           1.9%           51.7%            3.5%             81.3%
     2014             0       $ 0.00            0           0.0%           51.7%            0.0%             81.3%
     2015             0       $ 0.00            0           0.0%           51.7%            0.0%             81.3%
  Thereafter          1       $ 6.64       49,837          48.3%          100.0%           18.7%            100.0%
    Vacant            0           NA            0           0.0%          100.0%            0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
     Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.
     See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.
     See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage
     Loans.



------------------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT SPONSOR CONCENTRATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF               WEIGHTED
                                                                           AGGREGATE     CUT-OFF   WEIGHTED   AVERAGE    WEIGHTED
                                              # OF                          CUT-OFF        DATE     AVERAGE      UW      AVERAGE
                                             LOANS/          LOAN             DATE         POOL     CUT-OFF     DSCR     MORTGAGE
SPONSOR                                    PROPERTIES       NUMBERS         BALANCE      BALANCE   DATE LTV    ON NCF      RATE
------------------------------------------------------------------------------------------------------------------------------------

                                                         2,7,11,13,14,
Regency Centers Corporation and Macquarie              17,19,20,26,27,
  Country Wide Trust ....................    14/19         29,30,31,36   $428,169,000      26.5%     75.1%      1.58x      5.099%
AMC, Inc. ...............................      1/1                   1   $204,817,319      12.7%     56.1%      2.28x      5.720%
Joseph Moinian ..........................      2/2                 4,6   $125,000,000       7.7%     79.6%      1.25x      5.398%
Wells Real Estate Investment Trust, Inc.       1/1                   3   $105,000,000       6.5%     51.5%      2.45x      5.290%
------------------------------------------------------------------------------------------------------------------------------------


o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Four (4) groups of
     Mortgage Loans, representing approximately 5.3% of the Cut-Off Date Pool
     Balance, is cross-collateralized and cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan
     (other than the Co-Lender Loans described below) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the mortgagee's prior consent. In addition to the loans described below under "Co-Lender Loans" with respect to 1
     Mortgage Loan, representing approximately 0.2% of the Cut-Off Date Pool
     Balance, the related borrower, under certain circumstances, may incur (a)
     additional unsecured indebtedness other than in the ordinary course of business or (b) the ownership interests in the borrower may be pledged as security for mezzanine debt subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. In the case of 1 Mortgage Loan, representing approximately 0.5% of the Cut-Off
     Date Pool Balance, the related Mortgage Loan documents provide that the borrower may incur additional secured debt. With respect to 12 Mortgage
     Loans, representing approximately 10.4% of the Cut-Off Date Pool Balance, the related Mortgage Loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 1 Mortgage Loan, representing approximately 3.1%
     of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 2 Mortgage Loans, representing 1.3% of the
     Cut-Off Date Pool Balance, the related Mortgage Loan documents do not prohibit the borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the Mortgage Loan documents or related organizational documents to be a special purpose entity. See "RISK
     FACTORS--Additional Debt on Some Mortgage Loans Creates Additional Risks"
     in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

o    CO-LENDER LOANS. Four (4) Companion Loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. The 4 Mortgage Loans (the "Co-Lender
     Loans") (identified as loan numbers 1, 9, 18 and 50 on Annex A-1 to the prospectus supplement) related to such Companion Loans are expected to have an aggregate Cut-Off Date Balance of $277,247,319, representing approximately 17.2% of the Cut-Off Date Pool Balance. Each Co-Lender Loan
     is cross-defaulted with its related Companion Loan(s). No Companion Loan will be part of the trust fund. Each of these Co-Lender Loans and its related Companion Loans are subject to intercreditor agreements.

                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C19
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
CITIGROUP                                             CREDIT SUISSE FIRST BOSTON

                                      102